As filed with the Securities and Exchange Commission on April 30, 2002

Registration Nos.
33-32704
811-05980

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.                              [ ]
Post-Effective Amendment No. 20                          [X]


                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 21                                         [X]

                    (Check appropriate box or boxes)


               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                       Newport Beach, California  92660
             (Address of Depositor's Principal Executive Offices)

                                (949) 219-3743
             (Depositor's Telephone Number, including Area Code)

                               Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
              (Name and Address of Agent for Service of Process)

                       Copies of all communications to:

          Diane N. Ledger                          Ruth Epstein, Esq.
   Pacific Life Insurance Company                       Dechert
           P.O. Box 9000                          1775 Eye Street, N.W.
Newport Beach, California 92658-9030          Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering ________________________________

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on                   pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Select Variable Annuity individual flexible premium variable accumulation deferred annuity contracts.

Filing Fee: None

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FORM N-4
CROSS REFERENCE SHEET


PART A

Item No.                                  Prospectus Heading

1.  Cover Page                            Cover Page

2.  Definitions                           TERMS USED IN THIS PROSPECTUS

3.  Synopsis                              AN OVERVIEW OF PACIFIC SELECT VARIABLE
                                          ANNUITY

4.  Condensed Financial Information       FINANCIAL HIGHLIGHTS

5.  General Description of Registrant,    The Separate Account;
    Depositor and Portfolio Companies     Voting of Fund Shares


6.  Deductions and Expenses               CHARGES, FEES AND DEDUCTIONS

7.  General Description of Variable       AN OVERVIEW OF PACIFIC SELECT VARIABLE
    Annuity Contracts                     ANNUITY; The Contracts; More About the
                                          Contracts

8.  Annuity Period                        ANNUITY PERIOD

9.  Death Benefit                         The Death Benefit; Death of Owner

10. Purchases and Contract Values         Investments; Allocation of
                                          Investments; Accumulated Value;
                                          Determination of Accumulated Value

11. Redemptions                           Transfers of Accumulated Value;
                                          Full and Partial Withdrawals;
                                          Preauthorized Scheduled Withdrawals

12. Taxes                                 Federal Tax Status

13. Legal Proceedings                     Not Applicable

14. Table of Contents of the Statement    CONTENTS OF THE STATEMENT OF
    of Additional Information             ADDITIONAL INFORMATION

PART B

                                           Statement of Additional
Item No.                                   Information Heading

15. Cover Page                             Cover Page

16. Table of Contents                      TABLE OF CONTENTS

17. General Information and History        General Information and History

18. Services                               Safekeeping of Assets

19. Purchase of Securities Being Offered   Distribution of Contracts;
                                           Charges and Deductions


20. Underwriters                           Distribution of the Contract

21. Calculation of Performance Data        Performance Information

22. Annuity Payments                       Annuity Period

23. Financial Statements                   FINANCIAL STATEMENTS

PART C



Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC SELECT

VARIABLE ANNUITY       PROSPECTUS MAY 1, 2002


                       Pacific Select Variable Annuity is an individual flexible premium variable accumulation deferred annuity contract issued by Pacific Life Insurance Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by a current
all states. This       Prospectus for the Pacific Select Fund, the Fund that
Prospectus is not      provides the underlying Portfolios for the Variable
an offer in any        Investment Options offered under the Contract. The
state or               Variable Investment Options are funded by the Pacific
jurisdiction where     Select Variable Annuity Separate Account of Pacific
we're not legally      Life. Please read both Prospectuses carefully, and keep
permitted to offer     them for future reference.
the Contract.
                       Here's a list of all of the Investment Options
The Contract is        available under your Contract:
described in detail
in this Prospectus     VARIABLE INVESTMENT OPTIONS
and its Statement      Blue Chip                      International Value
of Additional          Aggressive Growth              Capital Opportunities
Information (SAI).     Emerging Markets               Mid-Cap Growth
The Pacific Select     Diversified Research           Global Growth
Fund is described      Small-Cap Equity               Equity Index
in its prospectus      International Large-Cap        Small-Cap Index
and its SAI. No one    I-Net Tollkeeper(SM)           Real Estate
has the right to       Financial Services              (formerly called REIT)
describe the           Health Sciences                Inflation Managed
Contract or the        Technology                     Managed Bond
Pacific Select Fund    Telecommunications             Money Market
any differently        Multi-Strategy                 High Yield Bond
than they have been    Large-Cap Core                 Equity Income
described in these      (formerly called Equity
documents.               Income)                        Research
                       Strategic Value                  Equity
                       Growth LT                        Aggressive Equity
                       Focused 30                       Large-Cap Value
You should be aware    Mid-Cap Value
that the Securities
and Exchange           FIXED OPTION
Commission (SEC)       Fixed
has not reviewed
the Contract and

does not guarantee
that the               You'll find more information about the Contract and the
information in this    Pacific Select Variable Annuity Separate Account in the
Prospectus is          SAI dated May 1, 2002. The SAI has been filed with the
accurate or            SEC and is considered to be part of this Prospectus
complete. It's a       because it's incorporated by reference. You'll find a
criminal offense to    table of contents for the SAI on page 52 of this
say otherwise.         Prospectus. You can get a copy of the SAI without
                       charge by calling or writing to Pacific Life. You can
                       also visit the SEC's website at www.sec.gov, which
                       contains the SAI, material incorporated into this
                       Prospectus by reference, and other information about
This Contract is       registrants that file electronically with the SEC.

not a deposit or
obligation of, or
guaranteed or
endorsed by, any
bank. It's not
federally insured
by the Federal
Deposit Insurance
Corporation, the
Federal Reserve
Board, or any other
government agency.
Investment in a
Contract involves
risk, including
possible loss of
principal.

YOUR GUIDE TO THIS PROSPECTUS



An Overview of Pacific Select Variable Annuity                                3
-------------------------------------------------------------------------------
Your Investment Options                                                      12
-------------------------------------------------------------------------------
Pacific Life, the Separate Account, and the Investment Adviser               14
Pacific Life Insurance Company                                               14
Separate Account                                                             14
The Investment Adviser                                                       14
Financial Highlights                                                         15
-------------------------------------------------------------------------------
The Contract                                                                 17
General                                                                      17
Application for a Contract                                                   17
Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)        17
Investments                                                                  19
Allocation of Investments                                                    20
Portfolio Optimization                                                       20
Automatic Transfer Options                                                   22
Dollar Cost Averaging Option                                                 23
Portfolio Rebalancing Option                                                 23
Transfers of Accumulated Value                                               23
Accumulated Value                                                            24
Determination of Accumulated Value                                           24
Full and Partial Withdrawals                                                 25
Preauthorized Scheduled Withdrawals                                          25
Free Look Right                                                              26
Death Benefit                                                                27
Death of Owner                                                               27
-------------------------------------------------------------------------------
Charges and Deductions                                                       29
Contingent Deferred Sales Charge                                             29
Mortality and Expense Risk Charge                                            30
Administrative Charge                                                        30
Maintenance Fee                                                              31
Transfer Fee                                                                 31
Guaranteed Protection Advantage (GPA) Rider Annual Charge (Optional Rider)   31
Premium Tax and Other Taxes                                                  31
Variations in Charges                                                        31
Guarantee of Certain Charges                                                 32
Fund Expenses                                                                32
-------------------------------------------------------------------------------
Annuity Period                                                               32
General                                                                      32
Annuity Options                                                              33
Selection of an Option                                                       34
-------------------------------------------------------------------------------
The Fixed Account                                                            35
Interest                                                                     35
Bail Out Provision                                                           35
Death Benefit                                                                36
Contract Charges                                                             36
Transfers and Withdrawals                                                    36
Payments from the Fixed Account                                              36
-------------------------------------------------------------------------------
More about the Contract                                                      37
Ownership                                                                    37
Designation and Change of Beneficiary                                        37
Payments from the Separate Account                                           37
Proof of Age and Survival                                                    37
Loans                                                                        37
Restriction on Withdrawals from 403(b) Programs                              39
Restrictions Under the Texas Optional Retirement Program                     40
-------------------------------------------------------------------------------
Federal Tax Status                                                           40
Introduction                                                                 40
Tax Status of Pacific Life and the Separate Account                          40
Taxation of Annuities in General--Non-Qualified Plans                        41
Additional Considerations                                                    42
Qualified Plans                                                              43
Taxes on Pacific Life                                                        45
-------------------------------------------------------------------------------
Additional Information                                                       46
Voting Rights                                                                46
Substitution of Investments                                                  46
Replacement of Life Insurance or Annuities                                   47
Changes to Comply with Law and Amendments                                    47
Reports to Owners                                                            47
Inquiries and Submitting Forms and Requests                                  48
Telephone and Electronic Transactions                                        48
Electronic Delivery Authorization                                            49
Performance Information                                                      49
Financial Statements                                                         50
-------------------------------------------------------------------------------
Terms Used in This Prospectus                                                51
-------------------------------------------------------------------------------
Contents of the Statement of Additional Information                          52
-------------------------------------------------------------------------------
Appendix                                                                     53
-------------------------------------------------------------------------------
Where to Go for More Information                                     Back Cover

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                        This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                        Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                        In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity contract, unless we state otherwise.

                       --------------------------------------------------------
Pacific Select          Pacific Select Variable Annuity is an annuity contract
Variable Annuity        between you and Pacific Life Insurance Company.
Basics
                        This Contract is designed for long-term financial
An annuity contract     planning. It allows you to invest money on a tax-
may be appropriate      deferred basis for retirement or other goals, and to
if you're looking       receive income in a variety of ways, including a
for retirement          series of income payments for life or for a specified
income or you want      period of years.
to meet other long-
term financial          Non-Qualified and Qualified Contracts are available.
objectives.             You buy a Non-Qualified Contract with "after-tax"
                        dollars. You buy a Qualified Contract under a
This Contract may       qualified retirement or pension plan, or an individual
not be the right one    retirement annuity or account (IRA), or form thereof.
for you if you need
to withdraw money       Pacific Select Variable Annuity is a variable annuity,
for short-term          which means that the value of your Contract fluctuates
needs, because          depending on the performance of the Investment Options
withdrawal charges      you choose. The Contract allows you to choose how
and tax penalties       often you make Investments ("Premium Payments") and
for early withdrawal    how much you add each time.
may apply.
                        Your Right to Cancel ("Free Look")
You should consider     During the Free Look period, you have the right to
the Contract's          cancel your Contract and return it to us or to your
investment and          registered representative for a refund. The amount
income benefits, as     refunded may be more or less than the premium payments
well as its costs.      you've made, depending on the state where you signed
                        your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                      ---------------------------------------------------------
The Accumulation       The accumulation phase begins on your Contract Date and
Phase                  continues until your Annuity Start Date. We call the
                       accumulation phase the Accumulation Period. During the
The Investment         accumulation phase, you can put money in your Contract
Options you choose     by making Investments, and choose Investment Options in
and how they           which to allocate them. You can also take money out of
perform will           your Contract by making a withdrawal.
affect the value
of your Contract       Investments ("Premium Payments")
during the             Your initial Investments must be at least $5,000 for a
accumulation           Non-Qualified Contract and at least $2,000 for a
phase.                 Qualified Contract. Additional Investments must be at
                       least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments
                       "Premium Payments."

                       Investment Options
You can ask your       You can choose from 33 of the Variable Investment
registered             Options (also called Subaccounts), each of which
representative to      invests in a corresponding Portfolio of the Pacific
help you choose        Select Fund. We're the investment adviser for the
the right              Pacific Select Fund. We oversee the management of all
Investment Options     the Fund's Portfolios and manage two of the Portfolios
for your goals and     directly. We've retained other managers to manage the
risk tolerance.        other Portfolios. The value of each Portfolio will
                       fluctuate with the value of the investments it holds,
You'll find more       and returns are not guaranteed.
about the
Investment Options     You can also choose the Fixed Account Option that earns
starting on page       a guaranteed rate of interest of at least 4% annually.
12.
                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the Accumulation Period depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.


                    Transferring among Investment Options
You'll find more       You can transfer among Investment Options any time
about transfers        until your Annuity Start Date without paying any
and transfer           current income tax, subject to certain limitations. As
limitations            of January 1, 2002, and each calendar year thereafter,
starting on page       transfers are limited to 25 for each calendar year. You
36.                    can also make automatic transfers by enrolling in our

                       dollar cost averaging or portfolio rebalancing programs. Some restrictions apply to transfers to and from the Fixed Account.


                    Withdrawals
You'll find more       You can make full and partial withdrawals to supplement
about withdrawals      your income or for other purposes. You can withdraw a
starting on page       certain amount each year without paying a withdrawal
25.                    charge, but you may pay a withdrawal charge if you

                       withdraw premium payments that are less than six years old. Some restrictions apply to making withdrawals from the Fixed Account.

                       In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender

                    your Contract and receive a single payment or you can
You'll find more       annuitize your Contract and receive a series of income
about annuitization    payments. We call the income phase the Annuity Period.
starting on page
32.                    You can choose to receive fixed annuity payments for

                       life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

                      ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving

                    Annuitant, which ever occurs first, during the
You'll find more       Accumulation Period. Death benefit proceeds are payable
about the death        when we receive proof of death and payment
benefit starting on    instructions. To whom we pay a death benefit, and how
page 27.               we calculate the amount of the death benefit depends on

                       who dies first and the type of Contract you own.


                   ---------------------------------------------------------
Optional Rider         Guaranteed Protection Advantage (GPA) Rider


The Optional           The optional Guaranteed Protection Advantage Rider
Guaranteed             provides for an additional amount that may be added to
Protection             your Contract Value when an asset allocation program,
Advantage Rider is     established and maintained by us for this Rider, is
subject to             used for a 10-year period (the "Term"). The Term begins
availability. Ask      on the Effective Date of the Rider. Your entire
your registered        Contract Value must be invested in an asset allocation
representative         program during the entire Term for the additional
about its current      amount to be added to your Contract. Subject to certain
status.                limitations, you can buy the Guaranteed Protection
                       Advantage Rider at any time during the Contract Year.
                       The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

                       This section of the overview explains the fees and expenses associated with your Pacific Select Variable Annuity Contract.

For information        . Contract Expenses are expenses that we deduct from
about how Separate       your Contract. These expenses are fixed under the
Account and Fund         terms of your Contract. Premium taxes may also apply
expenses affect          to your Contract. We generally charge premium taxes
accumulation             when you annuitize your Contract, but there may be
units, see               other times when we charge them to your Contract
Financial                instead. Please see your Contract for details.

Highlights on page
15.                    . Separate Account Annual Expenses are expenses that we
                         deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

                       . Pacific Select Fund Annual Expenses affect you
                         indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                       ---------------------------------------------------------
Contract Expenses      Sales charge on premium payments                     none
                          Maximum Withdrawal Charge, as a percentage
                           of premium payments                             6%/1/
                          Transfer Fee  (currently waived)             $10.00/2/
                          Administrative Charge, as an annual
                           percentage of Accumulated Value              0.15%/3/
                          Maintenance Fee (per year)
                            Premiums received during the first
                            Contract Year of less than $50,000            $30/4/
                            Premiums received during the first
                            Contract Year of $50,000 or more             none/4/
                          Guaranteed Protection Advantage (GPA) Rider
                           Annual Charge
                           (Guaranteed Protection Charge) (Optional
                           Rider),
                           (calculated as a percentage of Contract
                           Value)                                       0.10%/5/

                       ---------------------------------------------------------
Separate Account       Mortality and expense risk charge (as a percentage
Annual Expenses         of each Variable Account's average daily net
                        assets)                                         1.25%/6/

                       /1/ The withdrawal charge may not apply or may be
                           reduced under certain circumstances. See THE
                           CONTRACT--Full and Partial Withdrawals, and CHARGES AND DEDUCTIONS.

                       /2/ In the future, we may charge a fee of up to $10 for
                           any transfer over 12 that you make in a Contract Year. See THE CONTRACT--Transfers of Accumulated Value.

                       /3/ This charge is deducted monthly. The monthly rate
                           is calculated by dividing the annual rate by 12. The Administrative Charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium payment for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge on these Contracts to 0.15% on an annual basis.

                       /4/ We deduct the Maintenance Fee on each Contract
                           Anniversary up to your Annuity Start Date and when you make a full withdrawal or annuitize your Contract. The fee does not apply if the premium payments we receive for your Contract in the first Contract Year are $50,000 or more. See CHARGES AND DEDUCTIONS.

                       /5/ If you buy the Guaranteed Protection Advantage
                           (GPA) Rider (subject to availability), we deduct this charge from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination.


                       /6/ This is an annual rate. The daily rate is
                           calculated by dividing the annual rate by 365.

                      ---------------------------------------------------------
Pacific Select Fund    The Pacific Select Fund pays advisory fees and other
Annual Expenses        expenses. These are deducted from the assets of the

                    Fund's Portfolios and may vary from year to year. They
You'll find more       are not fixed and are not part of the terms of your
about the Pacific      Contract. If you choose a Variable Investment Option,
Select Fund            these fees and expenses affect you indirectly because
starting on page       they reduce Portfolio returns.
12, and in the
Fund's prospectus,     Advisory Fee
which accompanies      Pacific Life is the investment adviser to the Fund. The
this Prospectus.       Fund pays an advisory fee to us for these services. The

                   table below shows the advisory fee as an annual
                       percentage of each Portfolio's average daily net assets.

                       Other Expenses

                       The table below shows the advisory fee and fund expenses as an annual percentage of each Portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. For each Portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.


                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.



                   ---------------------------------------------------------------------------------------------
                                                                                         Less
                                                     Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                         fee      expenses amounts+ expenses reimbursement expenses
                   ---------------------------------------------------------------------------------------------
                                                             As an annual % of average daily net assets
                   Blue Chip/1/                      0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/              1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/               1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/           0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/               0.65     0.05     --       0.70      --           0.70
                   International Large-Cap           1.05     0.09     --       1.14      --           1.14
                   I-Net Tollkeeper/2/               1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/             1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/                1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology                        1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications                1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/                 0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/                 0.65     0.04     0.02     0.71      --           0.71
                    (formerly called Equity Income)
                   Strategic Value                   0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/                      0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/                     0.95     0.11     --       1.06      --           1.06
                   ---------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY



                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                   Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly called
                    REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Equity                    0.65     0.05     --       0.70      --           0.70
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                   ------------------------------------------------------------------------------------


                   /1/ Total adjusted net expenses for these Portfolios,
                       after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.


                   /2/ Effective January 1, 2002, advisory fee is reduced
                       from the annual rate of 1.50% of average daily net assets to 1.40%.


                   /3/ Expenses are estimated. There were no actual
                       advisory fees or expenses for these portfolios in 2001 because the portfolios started after December 31, 2001.


                   + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

                      ---------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you surrendered your Contract and withdrew the Contract Value; annuitized your Contract; or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume the following:

                       . The Contract value starts at $45,000

                       . The Investment Options have an annual return of 5%

                       . The annual Maintenance Fee is deducted on a prorata
                         basis

                       . our current program to reimburse to Pacific Select
                         Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

                       without Rider reflects the expenses you would pay if you did not buy the optional Guaranteed Protection Advantage (GPA) Rider. The Guaranteed Protection Advantage Rider is subject to availability. Ask your registered representative about its current status.

                       with Rider reflects the amount of expenses you would pay if you bought the optional Guaranteed Protection Advantage Rider.

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                   ------------------------------------------------------------------------------------------------
                                                                                            Contract not
                                                                                            Surrendered or
                                                                                            Annutized and
                                            Contract                Contract                Remains in Force
                                            Surrendered at          Annuitized at           at End of Time
                                            End of Time Period ($)  End of Time Period* ($) Period ($)
                   ------------------------------------------------------------------------------------------------
                   Variable Account         1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ------------------------------------------------------------------------------------------------
                   Blue Chip
                   without Rider             78   75   128   273     78  120   155   273     24   75   128   273
                   with Rider                79   78   133   283     79  123   160   283     25   78   133   283
                   ------------------------------------------------------------------------------------------------
                   Aggressive Growth
                   without Rider             79   78   133   283     79  123   160   283     25   78   133   283
                   with Rider                80   81   138   293     80  126   165   293     26   81   138   293
                   ------------------------------------------------------------------------------------------------
                   Emerging Markets
                   without Rider             81   84   143   304     81  129   170   304     27   84   143   304
                   with Rider                82   87   148   313     82  132   175   313     28   87   148   313
                   ------------------------------------------------------------------------------------------------
                   Diversified Research
                   without Rider             78   73   125   267     78  118   152   267     24   73   125   267
                   with Rider                79   76   130   277     79  121   157   277     25   76   130   277
                   ------------------------------------------------------------------------------------------------
                   Small-Cap Equity
                   without Rider             75   65   112   242     75  110   139   242     21   65   112   242
                   with Rider                76   68   117   252     76  113   144   252     22   68   117   252
                   ------------------------------------------------------------------------------------------------
                   International Large Cap
                   without Rider             80   79   135   287     80  124   162   287     26   79   135   287
                   with Rider                81   82   140   297     81  127   167   297     27   82   140   297
                   ------------------------------------------------------------------------------------------------
                   I-Net Tollkeeper
                   without Rider             83   89   151   319     83  134   178   319     29   89   151   319
                   with Rider                84   92   156   328     84  137   183   328     30   92   156   328
                   ------------------------------------------------------------------------------------------------
                   Financial Services
                   without Rider             80   81   138   293     80  126   165   293     26   81   138   293
                   with Rider                81   84   143   303     81  129   170   303     27   84   143   303
                   ------------------------------------------------------------------------------------------------
                   Health Sciences
                   without Rider             80   81   138   293     80  126   165   293     26   81   138   293
                   with Rider                81   84   143   303     81  129   170   303     27   84   143   303
                   ------------------------------------------------------------------------------------------------
                   Technology
                   without Rider             80   81   138   293     80  126   165   293     26   81   138   293
                   with Rider                81   84   143   303     81  129   170   303     27   84   143   303
                   ------------------------------------------------------------------------------------------------

     AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY


                   ----------------------------------------------------------------------------------------------
                                                                                          Contract not
                                                                                          Surrendered or
                                                                                          Annuitized and
                                          Contract                Contract                Remains in Force
                                          Surrendered at End      Annuitized at End       at End of Time
                                          of Time Period ($)      of Time Period* ($)     Period ($)
                   ----------------------------------------------------------------------------------------------
                   Variable Account       1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ----------------------------------------------------------------------------------------------
                   Telecommunications
                   without Rider           80   81   138   294     80  126   165   294     26   81   138   294
                   with Rider              81   84   143   304     81  129   170   304     27   84   143   304
                   ----------------------------------------------------------------------------------------------
                   Multi-Strategy
                   without Rider           75   65   112   242     75  110   139   242     21   65   112   242
                   with Rider              76   68   117   252     76  113   144   252     22   68   117   252
                   ----------------------------------------------------------------------------------------------
                   Large-Cap Core (formerly called Equity Income)
                   without Rider           75   65   112   242     75  110   139   242     21   65   112   242
                   with Rider              76   68   117   252     76  113   144   252     22   68   117   252
                   ----------------------------------------------------------------------------------------------
                   Strategic Value
                   without Rider           79   76   130   278     79  121   157   278     25   76   130   278
                   with Rider              80   79   135   288     80  124   162   288     26   79   135   288
                   ----------------------------------------------------------------------------------------------
                   Growth LT
                   without Rider           76   68   117   252     76  113   144   252     22   68   117   252
                   with Rider              77   72   122   262     77  117   149   262     23   72   122   262
                   ----------------------------------------------------------------------------------------------
                   Focused 30
                   without Rider           79   76   130   278     79  121   157   278     25   76   130   278
                   with Rider              80   79   135   288     80  124   162   288     26   79   135   288
                   ----------------------------------------------------------------------------------------------
                   Mid-Cap Value
                   without Rider           77   71   122   262     77  116   149   262     23   71   122   262
                   with Rider              78   75   127   272     78  120   154   272     24   75   127   272
                   ----------------------------------------------------------------------------------------------
                   International Value
                   without Rider           79   73   124   266     79  118   151   266     25   73   124   266
                   with Rider              80   76   129   276     80  121   156   276     26   76   129   276
                   ----------------------------------------------------------------------------------------------
                   Capital Opportunities
                   without Rider           79   72   123   264     79  117   150   264     25   72   123   264
                   with Rider              80   75   128   274     80  120   155   274     26   75   128   274
                   ----------------------------------------------------------------------------------------------
                   Mid-Cap Growth
                   without Rider           78   75   128   273     78  120   155   273     24   75   128   273
                   with Rider              79   78   133   283     79  123   160   283     25   78   133   283
                   ----------------------------------------------------------------------------------------------
                   Global Growth
                   without Rider           86   97   165   346     86  142   192   346     32   97   165   346
                   with Rider              87  100   170   355     87  145   197   355     33  100   170   355
                   ----------------------------------------------------------------------------------------------
                   Equity Index
                   without Rider           71   53    92   199     71   98   119   199     17   53    92   199
                   with Rider              72   56    97   210     72  101   124   210     18   56    97   210
                   ----------------------------------------------------------------------------------------------
                   Small-Cap Index
                   without Rider           74   62   106   229     74  107   133   229     20   62   106   229
                   with Rider              75   65   111   240     75  110   138   240     21   65   111   240
                   ----------------------------------------------------------------------------------------------
                   Real Estate (formerly called REIT)
                   without Rider           80   79   135   288     80  124   162   288     26   79   135   288
                   with Rider              81   82   140   298     81  127   167   298     27   82   140   298
                   ----------------------------------------------------------------------------------------------
                   Inflation Managed
                   without Rider           75   65   111   239     75  110   138   239     21   65   111   239
                   with Rider              76   68   116   249     76  113   143   249     22   68   116   249
                   ----------------------------------------------------------------------------------------------
                   Managed Bond
                   without Rider           75   64   110   236     75  109   137   236     21   64   110   236
                   with Rider              76   67   115   247     76  112   142   247     22   67   115   247
                   ----------------------------------------------------------------------------------------------
                   Money Market
                   without Rider           72   55    95   207     72  100   122   207     18   55    95   207
                   with Rider              73   58   101   218     73  103   128   218     19   58   101   218
                   ----------------------------------------------------------------------------------------------
                   High Yield Bond
                   without Rider           75   64   109   235     75  109   136   235     21   64   109   235
                   with Rider              76   67   114   246     76  112   141   246     22   67   114   246
                   ----------------------------------------------------------------------------------------------
                   Equity Income
                   without Rider           79   76   130   278     79  121   157   278     25   76   130   278
                   with Rider              80   79   135   288     80  124   162   288     26   79   135   288
                   ----------------------------------------------------------------------------------------------
                   Research
                   without Rider           79   78   133   283     79  123   160   283     25   78   133   283
                   with Rider              80   81   138   293     80  126   165   293     26   81   138   293
                   ----------------------------------------------------------------------------------------------
                   Equity
                   without Rider           75   66   113   243     75  111   140   243     21   66   113   243
                   with Rider              76   69   118   253     76  114   145   253     22   69   118   253
                   ----------------------------------------------------------------------------------------------

                   ------------------------------------------------------------------------------------------
                                                                                      Contract not
                                                                                      Surrendered or
                                                                                      Annuitized and
                                      Contract                Contract                Remains in Force at
                                      Surrendered at End      Annuitized at End       End of Time
                                      of Time Period ($)      of Time Period* ($)     Period ($)
                   ------------------------------------------------------------------------------------------
                   Variable Account   1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ------------------------------------------------------------------------------------------
                   Aggressive Equity
                   without Rider       77   71   121   260     77  116   148   260     23   71   121   260
                   with Rider          78   74   126   270     78  119   153   270     24   74   126   270
                   ------------------------------------------------------------------------------------------
                   Large-Cap Value
                   without Rider       77   71   122   261     77  116   149   261     23   71   122   261
                   with Rider          78   74   127   271     78  119   154   271     24   74   127   271
                   ------------------------------------------------------------------------------------------


                       The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. Premium taxes may also be applicable. For more information on fees and expenses, see THE CONTRACT, CHARGES AND DEDUCTIONS, and Pacific Select Fund Annual Expenses, in the Prospectus and see the Fund's SAI.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.


PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER
Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of small companies.  Capital Guardian
                         capital.                                                         Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called        capital and income.       paying U.S. companies.                 Investment
 Equity Income)                                                                           Management Inc.

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC

PORTFOLIO              INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                 MAIN INVESTMENTS                       MANAGER
Mid-Cap Value          Capital appreciation.     Equity securities of medium-sized U.S. Lazard Asset
                                                 companies believed to be undervalued.  Management

International Value    Long-term capital         Equity securities of relatively large  Lazard Asset
                       appreciation primarily    companies located in developed         Management
                       through investment in     countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of       Equity securities with the potential   MFS Investment
                       capital.                  for long-term growth of capital.       Management

Mid-Cap Growth         Long-term growth of       Equity securities of medium-sized      MFS Investment
                       capital.                  companies believed to have above-      Management
                                                 average growth potential.

Global Growth          Long-term growth of       Equity securities of any size located  MFS Investment
                       capital.                  within and outside of the U.S.         Management

Equity Index           Investment results that   Equity securities of companies that    Mercury Advisors
                       correspond to the total   are included in or representative of
                       return of common stocks   the Standard & Poor's 500 Composite
                       publicly traded in the    Stock Price Index (including
                       U.S.                      derivatives).

Small-Cap Index        Investment results that   Equity securities of small companies   Mercury Advisors
                       correspond to the total   that are included in or representative
                       return of an index of     of the Russell 2000 Index (including
                       small capitalization      derivatives).
                       companies.

Real Estate            Current income and long-  Equity securities of companies in the  Morgan Stanley
 (formerly             term capital              U.S. real estate industry, including   Asset Management
 called REIT)          appreciation.             real estate investment trusts (REITs)
                                                 on real estate operating companies
                                                 (REOCs).

Inflation Managed      Maximize total return     Inflation-indexed bonds of varying     Pacific
                       consistent with prudent   maturities issued by the U.S. and non  Investment
                       investment management.    U.S. governments, their agencies and   Management
                                                 government sponsored enterprises, and  Company LLC
                                                 corporations, forward contracts and
                                                 derivative instruments relating to
                                                 such securities.

Managed Bond           Maximize total return     Medium and high-quality fixed income   Pacific
                       consistent with prudent   securities with varying terms to       Investment
                       investment management.    maturity and derivatives relating to   Management
                                                 such securities or related indices.    Company
                                                                                        LLC

Money Market           Current income consistent Highest quality money market           Pacific Life
                       with preservation of      instruments believed to have limited
                       capital.                  credit risk.

High Yield Bond        High level of current     Fixed income securities with lower and Pacific Life
                       income.                   medium-quality credit ratings and
                                                 intermediate to long terms to
                                                 maturity.

Equity Income          Current income. (Capital  Equity securities of large U.S.        Putnam
                       growth is of secondary    companies with a focus on income-      Investment
                       importance.)              producing securities believed to be    Management, LLC
                                                 undervalued by the market.

Research               Long-term growth of       Equity securities of large U.S.        Putnam
                       capital.                  companies with potential for capital   Investment
                                                 appreciation.                          Management, LLC

Equity                 Capital appreciation.     Equity securities of large U.S.        Putnam
                       (Current income is of     growth-oriented companies.             Investment
                       secondary importance.)                                           Management, LLC

Aggressive Equity      Capital appreciation.     Equity securities of small and medium- Putnam
                                                 sized companies.                       Investment
                                                                                        Management, LLC

Large-Cap Value        Long-term growth of       Equity securities of large companies.  Salomon Brothers
                       capital. (Current income                                         Asset Management
                       is of secondary                                                  Inc
                       importance.)

                      PACIFIC LIFE, THE SEPARATE ACCOUNT,
                           AND THE INVESTMENT ADVISER

Pacific Life Insurance Company

  Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2001, we had over $124.8 billion of individual life insurance in force and total admitted assets of approximately $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.


  The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Contracts is Pacific Select Distributors, Inc. (PSD). PSD is registered as a broker-dealer with the SEC and is a subsidiary of ours. PSD is located at 700 Newport Center Drive, Newport Beach, California, 92660.

Separate Account

  The Separate Account was established by us on November 30, 1989, under procedures established under California law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that we conduct. We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. We may transfer to our General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of ours. We may invest our own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

  The Separate Account is divided into Variable Accounts. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. We may in the future establish additional Variable Accounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles.

  The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

  The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of us.

The Investment Adviser

  We are the Investment Adviser to the Fund. We and the Fund have engaged other firms to serve as Portfolio Managers, supervised by us, for 31 of the Portfolios.

                              FINANCIAL HIGHLIGHTS

  The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

  This information in the table for the period ended December 31, 2001, is included in the financial statements of Pacific Select Variable Annuity Separate Account which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Pacific Select Variable Annuity Separate Account, which are included in its annual report dated as of December 31, 2001.


                    SELECTED ACCUMULATION UNIT* INFORMATION

  Selected accumulation unit information as of the year ended December 31st for each period:


Variable Account                   2001       2000       1999       1998       1997       1996      1995      1994     1993    1992
-----------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
 at Beginning of Period
Blue Chip/1/.....................  10.00
Aggressive Growth/1/.............  10.00
Emerging Markets/2/..............   6.48      10.20       6.73       9.31       9.59      10.00
Diversified Research/3/..........  10.89      10.00
Small-Cap Equity/4/..............  35.48      46.31      31.78      31.34      24.36      19.95     16.07     18.18    15.10   12.68
International Large-Cap/3/.......   7.75      10.00
I-Net Tollkeeper/5/..............   6.73      10.00
Financial Services/1/............  10.00
Health Sciences/1/...............  10.00
Technology/1/....................  10.00
Telecommunications/1/............  10.00
Multi-Strategy/6/................  28.50      28.64      27.10      23.22      19.65      17.68     14.29     14.69    13.62   13.06
Large-Cap Core (formerly called
 Equity Income)/4/...............  34.69      37.65      33.66      27.45      21.61      18.32     14.09     14.31    13.38   12.85
Strategic Value/7/...............   9.75      10.00
Growth LT/8/.....................  45.59      58.95      30.13      19.27      17.59      15.11     11.19     10.00
Focused 30/7/....................   8.23      10.00
Mid-Cap Value/9/.................  12.83      10.40      10.00
International Value/4/...........  18.00      20.58      16.96      16.27      15.07      12.52     11.47     11.27     8.77    9.85
Capital Opportunities/1/.........  10.00
Mid-Cap Growth/1/................  10.00
Global Growth/1/.................  10.00
Equity Index/10/.................  37.84      42.24      35.47      27.96      21.29      17.62     13.03     13.06    12.09   11.44
Small-Cap Index/9/...............  11.23      11.79      10.00
Real Estate
 (formerly called REIT)/9/.......  12.92       9.85      10.00
Inflation Managed/11/............  19.89      18.01      18.60      17.24      15.94      15.68     13.37     14.26    13.03   12.27
Managed Bond/12/.................  20.72      18.81      19.42      18.00      16.58      16.11     13.70     14.51    13.15   12.25
Money Market/13/.................  14.44      13.77      13.28      12.77      12.29      11.84     11.36     11.08    10.94   10.73
High Yield Bond/4/...............  21.86      22.99      22.62      22.35      20.68      18.82     16.03     16.16    13.86   11.82
Equity/14/.......................  23.50      31.79      23.24      18.06      15.47      12.24     10.00
Aggressive Equity/2/.............  12.01      15.41      12.25      10.95      10.69      10.00
Large-Cap Value/9/...............  12.54      11.01      10.00
-----------------------------------------------------------------------------------------------------------------------------------
Variable Account                    1991       1990
Accumulation Unit Value
 at Beginning of Period
Blue Chip/1/.....................
Aggressive Growth/1/.............
Emerging Markets/2/..............
Diversified Research/3/..........
Small-Cap Equity/4/..............   9.11      10.00
International Large-Cap/3/.......
I-Net Tollkeeper/5/..............
Financial Services/1/............
Health Sciences/1/...............
Technology/1/....................
Telecommunications/1/............
Multi-Strategy/6/................  10.63      10.00
Large-Cap Core
 (formerly called
 Equity Income)/4/...............   9.88      10.00
Strategic Value/7/...............
Growth LT/8/.....................
Focused 30/7/....................
Mid-Cap Value/9/.................
International Value/4/...........   9.02      10.00
Capital Opportunities/1/.........
Mid-Cap Growth/1/................
Global Growth/1/.................
Equity Index/10/.................  10.00
Small-Cap Index/9/...............
Real Estate
 (formerly called REIT)/9/.......
Inflation Managed/11/............  10.61      10.00
Managed Bond/12/.................  10.56      10.00
Money Market/13/.................  10.27      10.00
High Yield Bond/4/...............   9.58      10.00
Equity/14/.......................
Aggressive Equity/2/.............
Large-Cap Value/4/...............



Variable Account                   2001       2000       1999       1998       1997       1996      1995      1994     1993    1992
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
 at Beginning of Period
Blue Chip.......................    8.04
Aggressive Growth...............    7.92
Emerging Markets................    5.84       6.48      10.20       6.73   9.31           9.59
Diversified  Research...........   10.46      10.89
Small-Cap Equity................   34.15      35.48      46.31      31.78  31.34          24.36     19.95     16.07    18.18   15.10
International Large-Cap.........    6.25       7.75
I-Net Tollkeeper................    4.39       6.73
Financial Services..............    9.16
Health Sciences.................    9.12
Technology......................    5.83
Telecommunications..............    5.26
Multi-Strategy..................   27.82      28.50      28.64      27.10  23.22          19.65     17.68     14.29    14.69   13.62
Large-Cap Core (formerly called
 Equity Income).................   31.22      34.69      37.65      36.66  27.45          21.61     18.32     14.09    14.31   13.38
Strategic Value.................    8.68       9.75
Growth LT.......................   31.71      45.59      58.95      30.13  19.27          17.59     15.11     11.19
Focused 30......................    7.05       8.23
Mid-Cap Value...................   14.35      12.83      10.40
International Value..............  13.89      18.00      20.58      16.96  16.27          15.07     12.52     11.47    11.27    8.77
Capital Opportunities...........    8.34
Mid-Cap Growth..................    8.02
Global Growth...................    8.40
Equity Index....................   32.83      37.84      42.24      35.47  27.96          21.29     17.62     13.03    13.06   12.09
Small-Cap Index.................   11.28      11.23      11.79
Real Estate.....................   13.85      12.92       9.85
 (formerly called REIT)..........  20.48      19.89      18.01      18.60  17.24          15.94     15.68     13.37    14.26   13.03
Managed Bond....................   21.96      20.72      18.81      19.42  18.00          16.58     16.11     13.70    14.51   13.15
Money Market....................   14.81      14.44      13.77      13.28  12.77          12.29     11.84     11.36    11.08   10.94
High Yield Bond.................   21.88      21.86      22.99      22.62  22.35          20.68     18.82     16.03    16.16   13.86
Equity..........................   18.15      23.50      31.79      23.24  18.06          15.47     12.24
Aggressive Equity...............    9.82      12.01      15.41      12.25  10.95          10.69
Large-Cap Value.................   11.93      12.54      11.01
---------------------------------------------------------------------------------------------------------------------------------
                                   1990       1991
- ---------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
 at End of Period
Blue Chip.......................
Aggressive Growth...............
Emerging Markets................
Diversified  Research...........
Small-Cap Equity................   12.68       9.11
International Large-Cap.........
I-Net Tollkeeper................
Financial Services..............
Health Sciences.................
Technology......................
Telecommunications..............
Multi-Strategy..................   13.06      10.63
Large-Cap Core (formerly called
 Equity Income).................   12.85       9.88
Strategic Value.................
Growth LT.......................
Focused 30......................
Mid-Cap Value...................
International Value..............   9.85       9.02
Capital Opportunities...........
Mid-Cap Growth..................
Global Growth...................
Equity Index....................   11.44
Small-Cap Index.................
Real Estate.....................
 (formerly called REIT).........
Inflation Managed...............   12.27      10.61
Managed Bond....................   12.25      10.56
Money Market....................   10.73      10.27
High Yield Bond.................   11.82       9.58
Equity..........................
Aggressive Equity...............
Large-Cap Value.................

Variable Account             2001        2000         1999        1998         1997        1996      1995       1994       1993
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares
 at End of Period
Blue Chip..................  13,611,930
Aggressive Growth..........   2,268,467
Emerging Markets...........   7,233,057   8,517,382    9,447,024  10,031,439   8,096,690   3,004,491
Diversified Research.......   2,773,119   2,341,252
Small-Cap Equity...........   1,403,861   1,871,933      930,230     790,323   1,072,376   1,217,042 1,431,985  1,684,966  1,951,727
International Large-Cap....  15,304,319  11,607,071
I-Net Tollkeeper...........   2,089,045   3,002,499
Financial Services.........     823,451
Health Sciences............   1,126,834
Technology.................   1,054,641
Telecommunications.........     322,367
Multi-Strategy.............   5,985,636   7,178,463    8,975,844  10,327,173   8,424,713   5,736,463 3,112,558  1,848,366  1,288,197
Large-Cap Core
(formerly called
 Equity Income)............  11,756,550  18,931,253   20,917,655  22,451,064  21,208,366  13,975,807 7,116,753  2,165,096  1,337,697
Strategic Value............   1,409,565   1,116,642
Growth LT..................  17,994,286  23,385,761   25,077,684  25,453,009  25,269,203  18,364,396 9,411,999  3,169,124
Focused 30.................   1,267,953   1,355,586
Mid-Cap Value..............   9,519,914   6,398,398    2,807,437
International Value........  22,426,166  30,546,006   35,706,570  35,347,056  33,155,306  21,638,113 9,523,524  3,744,811  1,397,587
Capital Opportunities......   3,693,166
Mid-Cap Growth.............   1,504,437
Global Growth..............     328,537
Equity Index...............  13,363,360  19,239,348   20,740,677  21,758,653  20,127,373  11,570,124 4,142,024    765,184    554,737
Small-Cap Index............   2,361,793   2,460,123    2,309,897
Real Estate (formerly
 called REIT)..............   2,922,345   3,056,220    1,722,077
Inflation Managed..........   5,619,239   8,186,515    8,718,907   6,164,020    5,756,107  4,989,942 3,144,652  1,085,199  1,168,824
Managed Bond...............  22,535,629  21,204,577   20,261,803  21,143,468  17,140,870   9,789,438 4,110,672  1,972,516  1,653,806
Money Market...............  14,945,680  15,034,961   19,529,634  14,031,831  14,071,168  10,826,212 5,268,194  3,822,842  1,329,477
High Yield Bond............   5,987,487   7,104,002    9,042,829  10,599,470  10,646,620   7,031,597 3,499,795    915,875    579,127
Equity.....................   7,872,674  11,731,131   12,348,302  12,842,016  11,810,163   7,078,169 2,377,743
Aggressive Equity..........   6,092,175   9,422,973   11,118,066  10,535,854   8,602,223   3,457,578
Large-Cap Value............  15,232,214   4,455,808    3,194,845

-----------------------------
Variable Account             1992         1991         1990
Outstanding Shares
at End of Period
Blue Chip..................
Aggressive Growth..........
Emerging Markets...........
Diversified Research.......
Small-Cap Equity...........     744,468     232,180       41,227
International Large-Cap....
I-Net Tollkeeper...........
Financial Services.........
Health Sciences............
Technology.................
Telecommunications.........
Multi-Strategy.............     737,841     276,429        7,594
Large-Cap Core
(formerly called
Equity Income).............     748,646     255,940       30,402
Strategic Value............
Growth LT..................
Focused 30.................
Mid-Cap Value..............
International Value........     442,951     173,609       25,363
Capital Opportunities......
Mid-Cap Growth.............
Global Growth..............
Equity Index...............     291,497     132,256
Small-Cap Index............
Real Estate
 (formerly called REIT)....
Inflation Managed..........   668,500       264,937       14,888
Managed Bond...............   608,417       159,134        9,725
Money Market...............   841,839       596,386      290,145
High Yield Bond............   204,530        28,473        5,555
Equity.....................
Aggressive Equity..........
Large-Cap Value............


* Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period.


The Equity Income and Research Subaccounts began operations on January 2, 2002 and are not included in the Financial Highlights.



Date Variable Account
began operations:      (1) 01/02/02 (2) 04/01/96 (3)  01/03/00 (4)  08/16/90 (5)  05/01/00 (6)  09/25/90 (7)  10/02/00
                       (8) 01/04/94 (9) 01/04/99 (10) 02/11/91 (11) 08/22/90 (12) 09/05/90 (13) 07/24/90 (14) 01/01/95
Date Variable Account
began operations:

                                  THE CONTRACT

General

  To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

  The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 or Keogh plans,
(2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408, (4) Section 403(b) Tax-Sheltered Annuities, and
(5) Section 457 plans. Joint Owners are permitted on a Contract issued pursuant to a Non-Qualified Plan.

Application for a Contract

  Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination.

  The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant's Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If the sole Contract Owner or sole annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)


  You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

  . the age of each Annuitant is 80 years or younger on the date of purchase,


  . the date of the purchase is at least 10 years prior to your selected
    Annuity Date, and


  . you use an asset allocation program established and maintained by us for the Rider during the entire period that the Rider is in effect.


  If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. If you purchase the Rider 60 days or more after the Contract Date or the Contract Anniversary, the Effective Date of the Rider will be the next Contract Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the "Term") beginning on the Effective Date of the Rider.


  On the last day of a Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the "Guaranteed Protection Amount"). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

  The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

  (a) is the Contract Value at the start of a Term,


  (b) is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during a Term,


  (c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

         ------------------------------------------------------------------
          Contract Year Since         Percentage of Purchase Payment
          Beginning of Current Term   Added to Guaranteed Protection Amount
         ------------------------------------------------------------------
                1 through 4                           100%
                     5                                 90%
                     6                                 85%
                     7                                 80%
                8 through 10                           75%
         ------------------------------------------------------------------

  For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.


  If, on the last day of a Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.

  No additional amount will be made if the Contract Value on the last day of the Term is greater than the Guaranteed Protection Amount.

  On or before the end of the Term, you can elect to repurchase the Rider subject to its availabilitiy and the then current terms and conditions of the Rider provided:


  . all Annuitant(s) are 80 years or younger at the start of the new Term, and

  . the new Term does not extend beyond your selected Annuity Date.

If you elect to terminate the Rider, the termination will be effective the day immediately following the end of the Term.


  The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

  . the end of a Term,


  . the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,


  . the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

  . the date a full withdrawal of the amount available for withdrawal is made under the Contract,


  . the date of first death of an Owner or the date of death of the last surviving Annuitant,


  . the date the Contract is terminated in accordance with the provisions of the Contract, or


  . the Annuity Date.

  If the Owner dies during a Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date.


  The Guaranteed Protection Advantage Rider may also be called the GPA Rider in some materials you may receive from us.


Investments

  The minimum initial Investment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of Investments, except that the minimum subsequent Investment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. No minimum initial or subsequent Investment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Investment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Investment you make a Premium Payment.

  Any Investment that results in total Investments paid under a Contract exceeding $1,000,000 will not be accepted without our prior approval. No Investment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Investment or transfer, the Accumulated Value in the Fixed Account would be $250,000 or more.

  An initial Investment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Investment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Investment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Investment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Investment to the applicant unless the applicant consents to our retaining the Investment until the requested information has been provided.

  Subsequent Investments will be credited as of the end of the Valuation Period in which they are received by us. Investments after the initial Investment may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent Investments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Investments may be paid monthly via electronic funds transfer under the Uni-Check plan where you authorize us to withdraw Investments from your checking account each month. The minimum initial Investment can be met by payment under the Uni-Check plan.

Forms of Investment


  Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

  . by personal check, drawn on a U.S. bank,

  . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank,

  . by cashier's check of less than $10,000 for direct qualified transfers and rollovers,


  . by cashier's check of less than $10,000 for non-qualified transfers, both
    1035s and mutual fund/bank CD transfers, that are requested by Pacific
    Life,

  . by third party check, when there is a clear connection of the third party to the underlying transaction, and

  . wire transfers that originate in U.S. banks.

  We will not accept Investments in the following forms:

  . cash,

  . credit card or check drawn against a credit card account,

  . cashier's check, money order or traveler's checks in single denominations of less than $10,000,

  . cashier's check, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,


  . third party check, if there is not a clear connection of the third party to the underlying transaction, and

  . wires that originate from foreign bank accounts.

  All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. PL reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the "Right to Cancel" period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.


Allocation of Investments

  In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Investments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources we will consider them all your initial Investment.

  A Contract Owner may change the Investment allocation instructions by submitting a proper written request to us. Changes in Investment allocation instructions may be made by telephone or, to the extent available, electronically provided an authorization for such requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests. Changes in the allocation of future Investments have no effect on the existing Accumulated Value. Such Accumulated Value, however, may be transferred among the Investment Options in the manner described in THE CONTRACT--Transfers of Accumulated Value.

Portfolio Optimization


  Portfolio Optimization is an asset allocation service we offer for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.


  Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. The portfolios are selected by evaluating the asset classes represented by the underlying securities holdings of the portfolios and combining portfolios to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as "mean-variance optimization." This Portfolio Optimization analysis is performed each year to help maintain the risk/return profile of the models.

  If you select a Portfolio Optimization model, your initial purchase payment (in the case of a new application) or contract value, as applicable, will be allocated to the investment options according to the model you select. Subsequent purchase payments, if allowed under your contract, will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your contract value quarterly, semi-annually, or annually to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your purchase payment or contract value outside the model, rebalancing is only permitted within the model. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. Unless you provide written authorization, we will not automatically adjust your contract value among investment options to reflect updates to the model. You may change your allocations at any time with a proper written request or by telephone or electronic instructions, provided a valid telephone/electronic authorization is on file with us.


  If you select a Portfolio Optimization model, in addition to your usual quarterly statement, you will be sent a quarterly performance report which provides information about the investment options within your model. To enroll in Portfolio Optimization, you must submit to us, together with any other required forms, a completed, signed and dated Portfolio Optimization Enrollment Request form or a completed, signed and dated Portfolio Optimization Acknowledgment contained in the Investment Policy Statement. The Investment Policy Statement describes the Portfolio Optimization model that matches your investment profile, based on the responses you provide regarding your financial needs, investment time horizon and risk comfort level, on the Investor Profile Questionnaire. Your financial advisor or investment professional can assist you in completing the proper forms. We have the right to terminate or change the Portfolio Optimization service at any time.


Information concerning the models is described below. If you are enrolling in Portfolio Optimization by means of the Portfolio Optimization Enrollment Request form, the actual percentage allocations among the portfolios in each of the 5 portfolio models are described in the enrollment request form. If you are enrolling in Portfolio Optimization by means of the Investor Profile Questionnaire, the actual percentage allocations within the portfolio model that matches your investment profile are described in the Investment Policy Statement for that model. Regardless of the enrollment methods described above, you should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

------------------------------------------------------------------------------------------------------------
                                            Investor Profile
------------------------------------------------------------------------------------------------------------
       Model A               Model B             Model C             Model D             Model E
------------------------------------------------------------------------------------------------------------
  You are looking for  Your focus is on    You want the        You want an         You are an
  a relatively stable  keeping pace with   opportunity for     investment that is  aggressive investor
  investment and       inflation. Income   long-term moderate  geared for growth   and can tolerate
  require investments  generating          growth.             and are willing to  short-term market
  that generate some   investment and                          accept above        swings.
  level of income.     capital                                 average risk.
                       appreciation are
                       desired.
------------------------------------------------------------------------------------------------------------
  Shorter Investment Horizon                                                     Longer Investment Horizon
------------------------------------------------------------------------------------------------------------
                                           Investor Objective
------------------------------------------------------------------------------------------------------------
  Primarily            Moderate Growth     Steady growth in    Moderately high     High growth in
  preservation of                          asset values        growth in asset     asset values
  capital                                                      values
------------------------------------------------------------------------------------------------------------
                                          Risk Characteristics
------------------------------------------------------------------------------------------------------------
  There may be some    There may be some   There will probably There will probably There will probably
  losses in the        losses in the       be some losses in   be some losses in   be some losses in
  values of the        values of the       the values of the   the values of the   the values of the
  investment as asset  investment from     underlying          underlying          underlying
  values fluctuate.    year to year.       investments from    investments from    investments from
                                           year to year.       year to year. Some  year to year. Some
                                           Fluctuations in     of these might be   these might be
                                           value should be     large, but the      large, but the
                                           less than those of  overall             overall
                                           the overall stock   fluctuations in     fluctuations in
                                           markets.            asset values should asset values should
                                                               be less than those  be less
                                                               of the U.S. stock   than those of the
                                                               market.             U.S. stock market.
------------------------------------------------------------------------------------------------------------
  Lower Risk                                                                                   Higher Risk
------------------------------------------------------------------------------------------------------------
                                             Asset Class Breakdown
------------------------------------------------------------------------------------------------------------
  Cash            30%    Cash          16%    Cash          6%     Bonds         20%    Bonds          4%
------------------------------------------------------------------------------------------------------------
  Bonds           47%    Bonds         42%    Bonds         34%    Domestic      56%    Domestic       63%
                                                                   Stocks               Stocks
------------------------------------------------------------------------------------------------------------
  Domestic        17%    Domestic      30%    Domestic      44%    Real Estate   3%     Real Estate    5%
  Stocks                 Stocks               Stocks
------------------------------------------------------------------------------------------------------------
  International   6%     International 12%    International 16%    International 21%    International  28%
  Stocks                 Stocks               Stocks               Stocks               Stocks
------------------------------------------------------------------------------------------------------------
  Less Volatile                                                                              More Volatile
------------------------------------------------------------------------------------------------------------


Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in an investment option or options representing a single asset class than in a model. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost.


Automatic Transfer Options

  We offer two automatic transfer options: Dollar cost averaging and portfolio rebalancing. There is no charge for these options, and transfers under these automatic transfers options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging Option

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  You may request dollar cost averaging by sending a proper written request to us, or by telephone request provided an authorization for telephone requests is on file with us. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the dollar cost averaging option, the Accumulated Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing Option

  We currently offer an option which allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of the Contract's Accumulated Value allocated to each Variable Investment Option at a pre-set level (e.g., 30% in the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account). Periodically, we will "rebalance" the Contract's Accumulated Value to the percentages specified by you. Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. More detailed information appears in the SAI.

Transfers of Accumulated Value

  During the Accumulation Period and after the Free Look period, you may transfer Accumulated Value among the Variable Accounts upon proper written request to us. Transfers may be made by telephone if an authorization for telephone requests is on file with us. Transfer requests received after 4:00 p.m. Eastern Time, or the close of the New York Stock Exchange, if earlier, will be processed as of the end of the next following Valuation Date. However, as of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year. Currently there is no minimum amount required for a transfer (except as required under the Dollar Cost Averaging Option), nor any minimum amount required to be remaining in a given Variable Account after a transfer.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account. Transfers from the Fixed Account to the Variable Accounts are restricted as described in THE FIXED ACCOUNT.

  No charges are currently imposed upon transfers. We reserve the right, however, at a future date to charge a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer in any Contract Year. See

CHARGES AND DEDUCTIONS--Transfer Fee. We also reserve the right (unless otherwise required by law) to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

Market-timing Restrictions

  The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

  We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.


  We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Accumulated Value

  The Accumulated Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Accumulated Value, below. No minimum amount of Accumulated Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Accumulated Value allocated to the Variable Accounts.

Determination of Accumulated Value

  The Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of Investments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner's interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

  The Accumulation Unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by dividing the value of each Variable Account's net assets by the number of Accumulation Units credited to the Variable Account on that date. Determination of the value of the net assets of a Variable Account takes into account the following: (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio,
(3) the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and (4) the mortality and expense risk charge under the Contract.

Full and Partial Withdrawals

  You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract's Accumulated Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

  The proceeds received upon a full withdrawal will be the Contract's Full Withdrawal Value. The Full Withdrawal Value is equal to the Accumulated Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Accumulated Value. Each unscheduled partial withdrawal must be for at least $500. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal.

  The amount of a partial withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES AND DEDUCTIONS--Contingent Deferred Sales Charge.

  A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES AND DEDUCTIONS-- Premium Tax and Other Taxes.

  A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under
Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restrictions on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX STATUS.

Preauthorized Scheduled Withdrawals

  We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by sending a properly completed Preauthorized Scheduled Withdrawal Request form to us. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Accumulated Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected. Scheduled withdrawals may be stopped or modified upon your proper written request received by us at least 10 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

  Each scheduled withdrawal must be at least $100. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract's Full Withdrawal Value to equal zero.

  Each scheduled withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the scheduled withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account.

Free Look Right

  You may return a Contract within the Free Look period, which is usually 10 days after you receive the Contract (20 days in North Dakota and Idaho, and 30 days if you reside in California and are age 60 or older) unless state law requires otherwise.

  Premiums received during the Free Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. The returned Contract will then be deemed void and we will refund any premium payments allocated to the Fixed Account and any Variable Account Accumulated Value based upon the next determined Accumulated Unit Value ("AUV") after we receive the Contract plus any Contract Charges and Fees deducted from your Accumulated Value allocated to the Variable Accounts. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to premium payments. If you make Purchase Payments by check and return your Contract for cancellation during your Free Look period, your refund may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES AND DEDUCTIONS--Variations in Charges, if you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract Fees and Charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract Fees and Charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

  If you reside in a state that requires us to return premium payments, or your Contract is an IRA, and you exercise the Free Look Right, we will refund any premiums received or, if required by your state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Separate Account or Accumulated Value in the Separate Account plus any Contract Charges and Fees deducted from the Variable Accounts on the Contract Date. In Pennsylvania, we will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Separate Account plus any Contract Charges deducted from the Separate Account on the Contract Date.

  If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

Death Benefit

  If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant's death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner's estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner's estate.

  The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the fifth Contract Anniversary, the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or (2) the aggregate premium payments received less any reductions caused by previous withdrawals. Unless otherwise required by state insurance authorities, after the fifth Contract Anniversary the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, (2) the aggregate premium payments received less any reductions caused by previous withdrawals, or (3) subject to approval of state insurance authorities, the "Minimum Guaranteed Death Benefit." After the fifth Contract Anniversary up to the tenth Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Accumulated Value on the fifth Contract Anniversary plus any premiums received after the fifth Contract Anniversary and less any reductions caused by previous withdrawals taken after the fifth Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding fifth Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Accumulated Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any premium payments since such fifth Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each fifth Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for premium payments).

  The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A qualified tax adviser should be consulted in considering Annuity Options.


Death of Owner

  If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner's death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

  Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner's estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant's Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant's Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

  The death benefit is as stated in the THE FIXED ACCOUNT--Death Benefit section, except that the Owner's Age, as opposed to the Annuitant's, is used in determining the death benefit.

  If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant's Beneficiary, if the Owner is the Annuitant's Beneficiary, the "Death Benefit" will be the Accumulated Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive in proper form the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

  On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner's estate. See FEDERAL TAX STATUS for a discussion of the tax consequences in the event of death.

  The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

                             CHARGES AND DEDUCTIONS

Contingent Deferred Sales Charge

  We do not make any deduction for sales charges from premium payments paid for a Contract before allocating them to your Accumulated Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. No charge will be imposed (1) upon payment of death benefit proceeds under the Contract, (2) upon withdrawals by you to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract, or (3) upon annuitization if your Contract has been in force two years, and if an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least five years. Subject to approval of state insurance authorities, after the first Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence satisfactory to us, and certain other conditions specified in the Contract.

Free Withdrawals

  During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "Eligible Premium Payments". Eligible Premium Payments include 10% of all Premium Payments that have an "age" of less than six years, plus 100% of all Premium Payments that have an "age" of six years or more. Once all Premium Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Premium Payments plus all Earnings even if all Purchase Payments have not been deemed withdrawn.

  Example: You make an initial Premium Payment of $10,000 in Contract Year 1, and make additional Premium Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Premium Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Premium Payments of $17,000) free of any withdrawal charge.

How the Charge is Determined

  The amount of the charge depends on how long each Premium Payment was held under your Contract. Each Premium Payment you make is considered to have a certain "age," depending on the length of time since that Premium Payment was effective. A Premium Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Premium Payment will have an "age of two," and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Premium Payment you withdraw determines the level of withdrawal charge as follows:

                                                                  Withdrawal
                                                                 Charge (as a
                                                                  percentage
             "Age" of Premium                                    of the amount
                 in Years                                         withdrawn)
             ----------------                                    -------------
                   1                                                  6%
                   2                                                  6%
                   3                                                  5%
                   4                                                  4%
                   5                                                  3%
                   6                                                  0%

  For purposes of the charge, a withdrawal will be attributed to Premium Payments in the order they were received by us, then earnings, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which premium payments were allocated. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. The withdrawal charge will be assessed against the Variable Accounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated. (See the Appendix for examples of the operation of the withdrawal charge.)

  We pay sales commissions to broker-dealers and other expenses associated with promotion and sales of the Contracts. The withdrawal charge is designed to reimburse us for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks. Broker-dealers may receive aggregate commissions up to 6.5% of aggregate premium payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Accumulated Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Accumulated Value considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.


Mortality and Expense Risk Charge

  We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

  The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

  We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

  We deduct a monthly administrative charge equal to .0125% multiplied by a Contract's Accumulated Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract's Accumulated Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to .01% (.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to .005% (.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

  During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which premium payments received in the first Contract Year equal $50,000 or more, or if you annuitize or make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account.

Transfer Fee

  No transfer fee is currently imposed. We reserve the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract year. The transfer fee will be deducted from the remaining balances in the Variable Accounts and Fixed Account from which the transfer is made. If the remaining balances are insufficient to pay the transfer fee, the fee will be deducted from the transferred Accumulated Values. Transfers under the dollar cost averaging option are counted toward your total transfers in a Contract Year.

Guaranteed Protection Advantage (GPA) Rider Charge (Optional Rider)


  If you purchase the Guaranteed Protection Advantage Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted. Any portion of the Guaranteed Protection Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

Premium Tax and Other Taxes

  Various states and municipalities impose a tax on premiums ("premium tax") on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant's state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that it incurs on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX STATUS--Tax Status of Pacific Life and the Separate Account.

Variations in Charges

  We may agree to reduce or waive the withdrawal charge, administrative charges, or the maintenance fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the premium payments. We may also agree to waive minimum Premium Payment requirements for Eligible Persons.

  We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

  If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under THE CONTRACT--Free Look Right.

  For certain trusts, we may change the order in which withdrawals are applied to premium payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

  We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner's Accumulated Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Fund Expenses

  Each Variable Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Fund. Each Portfolio's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Contract. The advisory fees and other expenses are more fully described in the Fund's prospectus and its SAI.

                                 ANNUITY PERIOD

General

  You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant's 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant's 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date unless the terms of a Qualified Plan require otherwise. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner's reaching Age 59 1/2.

  On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Accumulated Value in the Investment Options (which excludes Accumulated Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes, any prorated portion of maintenance fee due, and any applicable withdrawal charge. However, no withdrawal charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

  The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

  Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, We reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

  You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

  The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

 Option 1--Life Income with Guaranteed Payment of 10 or 20 Years

  Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be ten or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

 Option 2--Joint and Survivor

  Periodic annuity payments will be made during the lifetime of the primary Annuitant and, after the death of the primary Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 3--Joint and Last Survivor

  Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 4--Fixed Payments for Specified Period

  Periodic annuity payments will be made for a fixed period, which may be from three to thirty years, as elected, with the guarantee that, if, at the death of the Annuitant, payments have been made for less than the selected fixed period, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

 Option 5--Fixed Payments of a Specified Amount

  Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

Selection of an Option

  You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant's 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your Investments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports our insurance and annuity obligations. The General Account is subject to regulation and supervision by the California Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see THE CONTRACT.

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

Interest

  Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by us. The Accumulated Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to the Fixed Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

  Accumulated Value that was allocated or transferred to the Fixed Account during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another Contract Year. Therefore, at any given time, various portions of your Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to the Fixed Account. We bear the investment risk for the Accumulated Value allocated to the Fixed Account and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to the Fixed Account.

  For purposes of determining the interest rates to be credited on remaining Accumulated Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from premiums or transfers in the order in which they were credited to the Fixed Account, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

  The first time that the interest rate paid on any portion of your Accumulated Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Accumulated Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Accumulated Value in the Fixed Account.

Death Benefit

  The death benefit under the Contract will be determined in the same fashion for a Contract that has Accumulated Value in the Fixed Account as for a Contract that has Accumulated Value allocated to the Variable Accounts. See THE CONTRACT--Death Benefit.

Contract Charges

  The contingent deferred sales charge, the administrative charge, the maintenance fee, and premium taxes will be the same for Contract Owners who allocate Investments or transfer Accumulated Value to the Fixed Account as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Accumulated Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers; however, we reserve the right to assess a $10 transfer fee in the future on the thirteenth and any subsequent transfer made during a Contract Year and to impose other limitations on the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. See THE CONTRACT-- Transfer of Accumulated Value.

  For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, and the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation.

  We currently waive the restrictions that limits transfers from the Fixed Account to one transfer within a 12-month period. We also currently waive the limitations on the maximum amount you may transfer from the Fixed Account in any given Contract year. Our current procedure is to process requests for transfers from the Fixed Account that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. as of January 1, 2002, transfers are limited to 25 for each calendar year. We reserve the right to discontinue this waiver program at any time.

  You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Accumulated Value to the Variable Accounts. See THE CONTRACT--Full and Partial Withdrawals. In addition, to the same extent as Contract Owners with Accumulated Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan. See MORE ABOUT THE CONTRACT-- Loans.

Payments from the Fixed Account

  Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

                            MORE ABOUT THE CONTRACT

Ownership

  The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

  Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. The Joint Owners will be Joint Tenants with Rights of Survivorship and not as Tenants in Common. Any Contract transaction requires the signature of all persons named jointly.

  Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. The change will not be binding on us until it is received and recorded. The change will be effective as of the date the notice is properly signed subject to any payments made or other actions taken by us before the properly signed notice is received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

  Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

  We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Accumulated Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
(d) for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

  We may require proof of age or survival of any person on whose life annuity payments depend.

Loans

  An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code (but not
Section 408 or Section 408A) may request a loan, provided that loans are permitted by the Participant's Plan, from us using his or her Accumulated Value as the only security for the loan by submitting a proper written request to us. No other Contract Owners may borrow against the Contract. A loan may be taken by eligible Contract Owners after the first Contract Year while the Annuitant is living and before the Annuity Start Date. The minimum loan that can be taken at any time is $1,000. For Contracts with Accumulated Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is 50% of your Accumulated Value. For Contracts with Accumulated Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made or (2) 50% of your Accumulated Value. Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

  When an eligible Owner takes a loan, an amount equal to the loan is transferred out of the Owner's Accumulated Value in the Investment Options into an account called the "Loan Account" to secure the loan. Unless otherwise requested by you, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Contract Debt. Subject to any necessary approval of state insurance authorities, any payment received by us while a loan is outstanding will be considered a premium payment unless you indicate that it is a loan repayment.

  Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. Subject to state insurance authorities, the loan interest rate will be set at the time loan is made and will be equal to the higher of Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, for the calendar month immediately preceding the calendar quarter in which the loan is effective, or 5%. The loan interest rate charged on any outstanding loan balance will be determined at the time the loan is taken.

  In the event that the Moody's Corporate Bond Yield Average-Monthly Average Corporates is no longer published, we will use a substantially similar average as established by regulation within the state in which the Contract is delivered. We will credit interest monthly on amounts held in the Loan Account to secure the loan at a rate equal to the loan interest rate charged minus 1.75%. Interest on a loan is accrued daily.

  Loans must be repaid within five years (30 years if you certify to us that the loan is to be used to acquire a principal residence for the Annuitant) and before the Annuity Start Date. Loan repayments must be made quarterly. Loans not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time before the Annuity Start Date. Subject to any necessary approval of state insurance authorities, repayments of loan principal plus accrued interest will be due quarterly on the date corresponding to your quarterly loan anniversary, beginning with the first such date following the effective date of the loan.

  If the repayment is not made when due, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty
(60) days from the date on which the loan was declared in default (the "grace period") to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from the Accumulated Value, if amounts under the Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be withdrawn when such values become eligible (a "Deemed Distribution"). In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to federal tax withholding and may be subject to the federal early withdrawal penalty tax.

  If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and any charge for applicable taxes. Any amounts withdrawn and applied as repayment of loan principle will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Accumulated Value in each Account.

  Adverse tax consequences may result if you fail to meet the repayments requirements for your loan. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we advise that the Contract Owner consult with a qualified tax adviser before exercising the loan provisions of the Contract.

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


  If a repayment in excess of the quarterly amount due is received by us, to the extent allowed by law we will refund such excess unless the loan is paid in full. Payments received by us which are less than the quarterly amount due will be returned to you, unless otherwise required by law. Prepayment of the entire outstanding Contract Debt may be made. At the time of the prepayment, you will be billed for any interest due and unpaid. The loan will be considered paid when the interest due is also paid.

  Unless otherwise requested by you, a loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Contract Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the Current Rate of interest of the Fixed Account on the loaned amount. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal of the Contract proceeds, upon payment of the death benefit or upon your exercise of the Free Look Right. If you have an outstanding loan that is in default, the defaulted Contract Debt will be counted as a withdrawal for purposes of calculating any Minimum Guaranteed Death Benefit.

  We may change the loan provisions of the Contract to reflect changes in the Internal Revenue Code or interpretations in the Code.

Restriction on Withdrawals from 403(b) Programs

  Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

  Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

  An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a
Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer's Section 403(b) arrangement.

  Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual's interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

Restrictions Under the Texas Optional Retirement Program

  Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to (1) termination of employment in all Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant's account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

  Currently we do not accept applications for Contracts issued under the Texas ORP.

                               FEDERAL TAX STATUS

Introduction

  The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee may depend on our tax status, on the type of retirement plan, if any, for which the Contract is purchased, and upon the tax and employment status of the individuals concerned. The discussion contained herein and in the SAI is general in nature. It is based upon our understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

Tax Status of Pacific Life and the Separate Account

 General

  We are taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of us, we will be responsible for any Federal income taxes that become payable with respect to the income of the Separate Account. However, each Variable Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Variable Accounts will be taxed to us to the extent it is applied to increase reserves under the Contracts.



  The Separate Account will invest its assets in a mutual fund (a Portfolio of the Fund) that is intended to qualify as a regulated investment company under
Part I, Subchapter M of the Code. If the requirements of the Code are met, the Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.


 Diversification Standards

  Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts (as well as satisfying diversification standards set forth in Subchapter M of the Code applicable to regulated investment companies). For details on these diversification requirements, see the Fund's SAI.

  Under the principles set forth in IRS Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, and other authorities we believe that we will be treated as the owner of the assets in the Separate Account for Federal income tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.


  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in a Contract Owner being treated as the owner of the Contract's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract, as deemed appropriate by us, to attempt to prevent a Contract Owner from being considered the owner of the Contract's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

Taxation of Annuities in General--Non-Qualified Plans

  Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 43 and "Diversification Standards" above.

  1. Surrenders or Withdrawals Prior to the Annuity Start Date

  Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract. These rules do not apply to amounts received under Qualified Plans pursuant to Section 401 of the Code.

  2. Surrenders or Withdrawals on or after the Annuity Start Date

  Upon receipt of a lump sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

  For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

  Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies us of that election.

  3. Penalty Tax on Certain Surrenders and Withdrawals

  With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract, or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Additional Considerations

  1. Death of Owner Distribution Rules

  In order to be treated as an annuity contract, a contract issued on or after January 19, 1985 must provide the following two distribution rules: (a) if the owner dies on or after the annuity start date, and before the entire interest in the contract has been distributed, the remainder of his interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the annuity start date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. However, such option to annuitize must be elected within 60 days after the date a lump sum death benefit first becomes payable; then the designated recipient will not be treated for tax purposes as having received a lump sum distribution in the tax year it first becomes payable. Rather, in that case, the designated beneficiary will be taxed on the annuity payments as they are received. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. Any amount payable upon the Contract Owner's death, whether before or after the Annuity Start Date, will be included in the estate of the Contract Owner for federal estate tax purposes. Designation of a beneficiary who is either 37 1/2 years younger than the contract owner or a grandchild of the contract owner may have Generation Skipping Transfer Tax consequences under Section 2601 of the Code.

  For purposes of determining how generally distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. In the case of joint owners, the Death of Owner Distribution Rules will be applied by treating the death of the first owner as the one to be considered in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

  Generally, gifts of contracts that are not part of a qualified plan prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

  3. Contracts Owned by Non-Natural Persons

  For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the net surrender value less the premium payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions.

  4. Multiple Contract Rule

  For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's annuity start date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

  In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this new rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the annuity start date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

Qualified Plans

  The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or qualified tax adviser. You should also consult your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

  The Contract may be used with several types of Qualified Plans. Individual retirement annuities, Section 403(b) tax sheltered annuities, Section 457 plans, and pension and profit sharing plans (including Keogh Plans) will be treated, for purposes of this discussion, as Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, we may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act of 1984 (REA). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.


  The following are brief descriptions of the various types of Qualified Plans for which the Contract is available:

  1. Individual Retirement Annuities

  Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

 Traditional IRAs

  Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. In addition, distributions from certain other types of Qualified Plans may be rolled or transferred on a tax-deferred basis into a traditional IRA. Distribution from a traditional IRA may be rolled over to a retirement plan qualified under section 401(a) of the Code, a section 403(b) annuity, and eligible section 457 Plan or another IRA.


 SIMPLE IRAs

  The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free at any time (but no more than one rollover is permitted per year). A distribution from a SIMPLE IRA is eligible to be rolled over to a traditional IRA retirement plan qualified under Code section 401 or a Section 403(b) annuity contract. after a two year waiting period.


 Roth IRAs

  Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

  2. Tax-Sheltered Annuities

  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These eligible employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  3. 401(k) Plans; Pension and Profit Sharing Plans

  Code Sections 401(a) and 401(k) permit employers to establish various types of deferred compensation plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder. Contributions to and distributions from these plans are subject to limitations in the terms of the Qualified Plans document and under the Code.

  4. Government Plans

  Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

  Distributions from Qualified Plans are subject to certain restrictions. A 10% penalty tax is imposed on the amount includable in gross income from distributions from Qualified Plans (other than Section 457 plans) before the participant reaches age 59 1/2 and that are not made on account of death or disability with certain exceptions. These exceptions include distributions: (1) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and a designated beneficiary but in the case of a participant in a plan qualified under Section 401(a) of the Code or the owner of a 403(b) contract only if the individual has separated from service; (2) also in the case of a corporate plans qualified under Section 401(a) of the Code and 403(b) contracts, made to an employee after termination of employment after reaching age 55; (3) made to pay for certain medical expenses; or (4) in the case of IRAs, made for certain qualifying expenditures for first time homebuyers or for qualified higher education expenses. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2; however, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until April 1 of the calendar year following the year of retirement. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed.


  Distributions from a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or a Roth IRA subject to Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

  The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plan distributions are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan. We are not the Administrator of your Qualified Plan. You should also consult with your tax advisor and/or administrator before you withdraw any portion of your Contract's Accumulated Value.

Taxes on Pacific Life

  A charge may be made for any federal taxes incurred by us that are attributable to the Variable Accounts or to our operations with respect to the Contracts or attributable to payment or premiums or acquisition costs under the Contracts. We will review the question of a charge to the Variable Accounts or the Contracts for our federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of us or of income and expenses under the Contracts is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Variable Accounts for such taxes, if any, attributable to the Variable Accounts.

                             ADDITIONAL INFORMATION

Voting Rights

  We are the legal owner of the shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

  The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner's Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund.

  We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolios held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

  In connection with a substitution of any shares attributable to an Owner's interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

  We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of the Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

  Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

  We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent premium payments.

Reports to Owners

  A statement will be sent quarterly to each Contract Owner setting forth a summary of the transactions that occurred during the quarter, and indicating the Accumulated Value, Full Withdrawal Value, and any Contract Debt as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will also be sent out upon unscheduled premium payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals, and on payment of death benefit proceeds. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction appeared. When you write, tell us your name, contract number and description of the error.

  Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting a premium or other payment by mail, please send it, along with your application if you are submitting one, to the following address, or to the address indicated on your Contract specification pages, if different:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:


  Pacific Life Insurance Company


  1111 South Arroyo Parkway, Suite 205
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm in accordance with our administrative procedures, we consider the application to be received on the Business Day we receive the transmission. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.


We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Premium payments after your initial premium payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Valuation Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Valuation Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Performance Information

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return and of the usage of performance and other related information for the Variable Accounts, see the Statement of Additional Information.

  We may also provide you with reports on our rating as an insurance company and on our claims-paying ability that are produced by rating agencies and organizations.

Financial Statements

  The statement of assets and liabilities of the Pacific Select Variable Annuity Separate Account as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of the Pacific Select Variable Annuity Separate Account dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are contained in the Statement of Additional Information.

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Accumulated Value - The total value of the amounts in the Investment Options as well as any amount set aside in the Loan Account to secure loans, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned, as of any Valuation Date.

Accumulation Period - The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit - A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age - The Owner's or Annuitant's age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant - The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

Annuity - A series of periodic income payments made by us to an Annuitant, Contingent Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options - Any one of the Annuity Options (income options) available for a series of annuity payments after your Annuity Start Date.

Annuity Period - The period during which annuity payments are made.

Annuity Start Date - The date when annuity payments are to begin, which may not be earlier than the first Contract Anniversary.

Beneficiary - The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Contract - An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Date - The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt - The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your - The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. If there are Joint Owners, the contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Year - Each twelve-month period measured from the Contract Date.

Designated Beneficiary - The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Fixed Account - An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Fixed Option - The Fixed Account

Full Withdrawal Value -- The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any applicable contingent deferred sales charge, and any Contract Debt.

Fund -- Pacific Select Fund.

General Account -- All of our assets other than those allocated to the Separate Account or to any of our other separate accounts.

Investment - An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Investment Option -- A Variable Account or the Fixed Account.

Loan Account -- The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value -- The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Owner Beneficiary -- The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Primary Annuitant -- The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Premium Payments ("Investments") -- An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Policyholder -- The Contract Owner.

Portfolio -- A separate portfolio of the Fund.

Separate Account -- The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Pacific Select Fund.

Valuation Date -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified.

Valuation Period -- A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account -- A separate account of ours or a subaccount of the Separate Account. Each Variable Account invests its assets in shares of a corresponding Portfolio.

Variable Annuities Division -- Our Division that services the Contract. The addresses of the Annuities Division are on the back cover of the Prospectus.

Variable Investment Option -- A subaccount of the Separate Account.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to us. The Table of Contents of the Statement of Additional Information is set forth below:

                               TABLE OF CONTENTS

   PERFORMANCE INFORMATION..................................................   1
   TAX DEFERRED ACCUMULATION................................................   6
   DISTRIBUTION OF THE CONTRACT.............................................   7
     Pacific Select Distributors, Inc. .....................................   7
   GENERAL INFORMATION AND HISTORY..........................................   8
     Dollar Cost Averaging..................................................   8
     Portfolio Rebalancing Option...........................................   8
     Safekeeping of Assets..................................................   9
     Dividends..............................................................   9
     Misstatements..........................................................   9
   FINANCIAL STATEMENTS.....................................................   9
   INDEPENDENT AUDITORS.....................................................   9

                                    APPENDIX

                  EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

  The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

  A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract's Accumulated Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
         $1,000              0%       10% free withdrawal amount on premium Age 5--No
                                       charge imposed.
          9,000              3%       Applied against remaining premium Age 5.
          1,000              0%       No charge imposed on an amount in excess of
                                       aggregate premiums received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $270.

Example 2:

  A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent premium payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract's Accumulated Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
         $5,000              0%       Applied against premiums Age 6--No charge
                                       imposed.
            600              0%       10% free withdrawal amount applied against
                                       premium Age 5.
          1,400              3%       Applied against remaining premium Age 5.
          2,000              4%       Applied against premium Age 4.
          2,000              5%       Applied against premium Age 3.
          1,000              0%       No charge imposed on an amount in excess of
                                       aggregate premium received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $222.

Example 3:

  A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

     Basis of Charge   Rate of Charge                    Explanation
     ---------------   --------------                    -----------
          $200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           500                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                6%      Applied against premium Age 2.

  The contingent deferred sales charge would be $6.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


To receive a current copy of the Pacific Select Variable Annuity SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company


Post Office Box 7187
Pasadena, CA 91109-7187
Name _________________________
Address ______________________
City _________________________ State _________ Zip _________

PH02/53003.29

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

PACIFIC SELECT
VARIABLE ANNUITY       WHERE TO GO FOR MORE INFORMATION


The Pacific Select     You'll find more information about the Pacific Select
Variable Annuity       Variable Annuity Contract and the Pacific Select
Contract is            Variable Annuity Separate Account in the Statement of
offered by Pacific     Additional Information (SAI) dated May 1, 2002.

Life Insurance
Company,               The SAI has been filed with the SEC and is considered
700 Newport Center     to be part of this Prospectus because it's incorporated
Drive,                 by reference. You'll find the table of contents for the
P.O. Box 9000,         SAI on page 52 of this Prospectus.

Newport Beach,
California 92660.      You can get a copy of the SAI at no charge by calling
                       or writing to us, or by contacting the SEC. The SEC may
If you have any        charge you a fee for this information.
questions about the
Contract, please
ask your registered
representative or
contact us.
                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company


                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Purchase Payments, other payments and application forms:

                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060


                       By overnight delivery service
                       Pacific Life Insurance Company
                       1111 South Arroyo Parkway, Suite 205
                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                        PACIFIC SELECT VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 2002


                        PACIFIC SELECT VARIABLE ANNUITY

               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

                               ----------------

  Pacific Select Variable Annuity (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

  This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2002, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.


                               ----------------

                        Pacific Life Insurance Company


                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PERFORMANCE INFORMATION....................................................   1

TAX DEFERRED ACCUMULATION..................................................   6

DISTRIBUTION OF THE CONTRACT...............................................   7
  Pacific Select Distributors, Inc. (PSD)..................................   7

GENERAL INFORMATION AND HISTORY............................................   8
  Dollar Cost Averaging Option.............................................   8
  Portfolio Rebalancing Option.............................................   8
  Safekeeping of Assets....................................................   9
  Dividends................................................................   9
  Misstatements............................................................   9

FINANCIAL STATEMENTS.......................................................   9

INDEPENDENT AUDITORS.......................................................   9

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1) (To the power of 365/7)] - 1

  Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

      YIELD = 2[(a-b + 1) (to the power of 6) - 1]
                 ---
                 cd

    where a= net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
          b= expenses accrued for the period (net of reimbursements), c= the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
          d= the maximum offering price per Accumulation Unit on the last day of the period.

  At December 31, 2001, the Money Market Variable Account current yield was 0.23% and the effective yield was 0.23%.


  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T) (to the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account's results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. ("Lipper") a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner's Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

  Reports and promotional literature may also contain other information including (i) the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  The following table presents the annualized total return for each Variable Account, for the periods ended December 31, 2001 and for the period from each such Variable Account's commencement of operations through December 31, 2001. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value (AV) reflects the deductions for all contractual expenses except the contingent deferred sales charge. The full withdrawal value (FWV) reflects the deduction for all contractual expenses. The information presented also includes data representing unmanaged market indices.


  The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance

      Annualized Rates of Return for Periods Ended December 31, 2001

                   All numbers are expressed as a percentage


                              1 Year         3 Years       5 Years       10 Years   Since Inception
                          ---------------  ------------  -------------  ----------- -----------------
Variable Accounts           AV      FWV     AV     FWV    AV     FWV     AV    FWV    AV       FWV
-----------------         ------  -------  -----  -----  -----  ------  ----- ----- -------  --------
Blue Chip 1/2/01*.......  (19.69)  (25.15)                                           (19.69)  (25.15)
Aggressive Growth
 1/2/01*................  (20.88)  (26.35)                                           (20.88)  (26.35)
Emerging Markets
 4/1/96*................  (10.02)  (15.42) (4.79) (6.47) (9.64) (10.47)               (9.11)   (9.13)
Diversified Research
 1/3/00*................   (4.17)   (9.57)                                             2.09    (0.63)
Small-Cap Equity
 8/16/90*...............   (3.98)   (9.38)  2.21   0.75   6.78    6.36  10.21 10.21   11.18    11.18
International Large-Cap
 1/3/00*................  (19.50)  (24.90)                                           (21.11)  (24.66)
I-Net Tollkeeper
 5/1/00*................  (34.88)  (40.28)                                           (39.06)  (43.72)
Financial Services
 1/2/01*................   (8.56)  (14.02)                                            (8.56)  (14.02)
Health Sciences
 1/2/01*................   (8.96)  (14.42)                                            (8.96)  (14.42)
Technology 1/2/01*......  (41.75)  (47.21)                                           (41.75)  (47.21)
Telecommunications
 1/2/01*................  (47.45)  (52.92)                                           (47.45)  (52.92)
Multi-Strategy
 9/25/90*...............   (2.60)   (8.00)  0.67  (0.83)  6.99    6.57   7.65  7.65    9.40     9.39
Large-Cap Core 8/16/90*
 (formerly
 called Equity Income)
 .......................  (10.21)  (15.61) (2.69) (4.30)  7.42    7.02   9.07  9.07   10.51    10.50
Strategic Value
 10/2/00*...............  (11.19)  (16.59)                                           (10.93)  (15.43)
Growth LT 1/4/94*.......  (30.61)  (36.01)  1.52   0.04  12.30   11.96                15.32    15.32
Focused 30 10/2/00*.....  (14.63)  (20.03)                                           (24.67)  (29.36)
Mid-Cap Value 1/4/99*...   11.65     6.25                                             12.63    11.42
International Value
 8/16/90*...............  (23.04)  (28.44) (6.65) (8.40) (1.83)  (2.42)  3.29  3.29    2.72     2.71
Capital Opportunities
 1/2/01*................  (16.69)  (22.15)                                           (16.69)  (22.15)
Mid-Cap Growth 1/2/01*..  (19.92)  (25.39)                                           (19.92)  (25.39)
Global Growth 1/2/01*...  (16.14)  (21.61)                                           (16.14)  (21.61)
Equity Index 2/11/91*...  (13.45)  (18.85) (2.75) (4.37)  8.84    8.45                11.33    11.32
Small-Cap Index
 1/4/99*................    0.25    (5.15)                                             3.91     2.47
Real Estate 1/6/99*
 (formerly
 called REIT)...........    6.96     1.56                                             11.31    10.06
Inflation Managed
 8/22/90*...............    2.74    (2.66)  3.05   1.62   4.92    4.47   5.05  5.05    6.30     6.30
Managed Bond 9/5/90*....    5.76     0.36   3.96   2.56   5.56    5.12   5.80  5.80    6.98     6.97
Money Market 7/24/90*...    2.35    (3.05)  3.47   2.04   3.59    3.11   3.06  3.06    3.27     3.27
High Yield Bond
 8/16/90*...............   (0.14)   (5.54) (1.32) (2.89)  0.92    0.39   6.15  6.15    6.91     6.91
Equity 1/4/95*..........  (22.92)  (28.32) (8.10) (9.91)  3.04    2.56                 1.64     1.63
Aggressive Equity
 4/1/96*................  (18.46)  (23.86) (7.32) (9.10) (1.90)  (2.49)               (0.52)   (0.53)
Large-Cap Value
 1/4/99*................   (5.06) (10.46)                                              5.87     4.49

-------
*  Date Variable Account commenced operations.



Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.


  The Equity Income and Research Subaccounts started operations after December 31, 2001 and there is no historical value available for these Subaccounts.

  In order to help you understand how investment performance can affect your Variable Account Accumulated Value, we are including performance information based on the historical performance of the Portfolios of the Fund. The information presented also includes data representing unmanaged market indices.

  The following table represents what the performance of the Variable Accounts would have been if the Variable Accounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January, 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, Real Estate (formerly called REIT), and Large-Cap Value Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001, and the Equity Income and Research Portfolios since January 2, 2002. Historical performance information for the Equity Portfolio is based in part on the performance of the Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Variable Accounts had not commenced operations until July 24, 1990 or later, as indicated in the chart above, however, and because the Contracts were not available during this period; these are not actual performance numbers for the Variable Accounts or for the Contract.

  These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. The accumulated value (AV) reflects the deduction for all contractual expenses except the contingent deferred sales charge. The full withdrawal value (FWV) reflects the deduction for all contractual expenses. Any charge for premium taxes are not reflected in these data, and reflection of the annual Maintenance Fee assumes an average Contract size of $45,000.

  The results shown in this section are not an estimate or guarantee of future investment performance.

            Historical and Hypothetical Separate Account Performance

      Annualized Rates of Return for Periods Ended December 31, 2001

                   All numbers are expressed as a percentage


                             1 Year*       3 Years*       5 Years*      10 Years*  Since Inception*
                          --------------  ------------  -------------  ----------- ------------------
Variable Accounts           AV     FWV     AV     FWV    AV     FWV     AV    FWV     AV       FWV
-----------------         ------  ------  -----  -----  -----  ------  ----- ----- --------  --------
Blue Chip...............  (19.69) (25.15)                                            (19.69)   (25.15)
Aggressive Growth.......  (20.88) (26.35)                                            (20.88)   (26.35)
Emerging Markets........  (10.02) (15.42) (4.79) (6.47) (9.64) (10.47)                (9.11)    (9.13)
Diversified Research....   (4.17)  (9.57)                                              2.09     (0.63)
Small-Cap Equity........   (3.98)  (9.38)  2.21   0.75   6.78    6.36  10.21 10.21    11.31     11.31
International Large-
 Cap....................  (19.50) (24.90)                                            (21.11)   (24.66)
I-Net Tollkeeper........  (34.88) (40.28)                                            (39.06)   (43.72)
Financial Services......   (8.56) (14.02)                                             (8.56)   (14.02)
Health Sciences.........   (8.96) (14.42)                                             (8.96)   (14.42)
Technology..............  (41.75) (47.21)                                            (41.75)   (47.21)
Telecommunications......  (47.45) (52.92)                                            (47.45)   (52.92)
Multi-Strategy..........   (2.60)  (8.00)  0.67  (0.83)  6.99    6.57   7.65  7.65     8.63      8.63
Large-Cap Core (formerly
 called Equity Income)..  (10.21) (15.61) (2.69) (4.30)  7.42    7.02   9.07  9.07    10.07     10.07
Strategic Value.........  (11.19) (16.59)                                            (10.93)   (15.43)
Growth LT...............  (30.61) (36.01)  1.52   0.04  12.30   11.96                 15.32     15.32
Focused 30..............  (14.63) (20.03)                                            (24.67)   (29.36)
Mid-Cap Value...........   11.65    6.25                                              12.63     11.42
International Value.....  (23.04) (28.44) (6.65) (8.40) (1.83)  (2.42)  3.29  3.29     4.22      4.21
Capital Opportunities...  (16.69) (22.15)                                            (16.69)   (22.15)
Mid-Cap Growth..........  (19.92) (25.39)                                            (19.92)   (25.39)
Global Growth...........  (16.14) (21.61)                                            (16.14)   (21.61)
Equity Index............  (13.45) (18.85) (2.75) (4.37)  8.84    8.45                 11.33     11.32
Small-Cap Index.........    0.25   (5.15)                                              3.91      2.47
Real Estate (formerly
 called REIT)...........    6.96    1.56                                              11.31     10.06
Inflation Managed.......    2.74   (2.66)  3.05   1.62   4.92    4.47   5.05  5.05     6.39      6.39
Managed Bond............    5.76    0.36   3.96   2.56   5.56    5.12   5.80  5.80     7.05      7.04
Money Market............    2.35   (3.05)  3.47   2.04   3.59    3.11   3.06  3.06     3.77      3.76
High Yield Bond.........   (0.14)  (5.54) (1.32) (2.89)  0.92    0.39   6.15  6.15     6.52      6.52
Equity..................  (22.92) (28.32) (8.10) (9.91)  3.04    2.56                 10.27     10.27
Aggressive Equity.......  (18.46) (23.86) (7.32) (9.10) (1.90)  (2.49)                (0.52)    (0.53)
Large-Cap Value.........   (5.06) (10.46)                                              5.87      4.49



Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston High Yield........    5.80    1.18    3.25    7.85
Lehman Brothers Aggregate Bond...............    8.42    6.27    7.43    7.23
Lehman Brothers Government Bond..............    7.24    5.88    7.40    7.14
Lehman Brothers Inflation Linked Treasury....    7.90    7.72     N/A     N/A
Lehman Brothers Government/Credit............    8.51    5.89    7.36    7.27
Merrill Lynch 3-Month U.S. T-Bill............    4.42    5.14    5.20    4.86
Morgan Stanley Capital International All
 Country World Free..........................  (16.82)  (3.37)   5.37    8.05
Morgan Stanley Capital International Emerging
 Markets Free................................   (2.37)   4.08   (5.74)   3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East......................  (21.21)  (4.79)   1.17    4.76
North American Real Estate Investment Trust
 Equity......................................   13.93   11.15    6.38   11.63
Russell 1000 Growth..........................  (20.42)  (6.32)   8.27   10.80
Russell 2000.................................    2.49    6.42    7.52   11.51
Russell 2500.................................    1.22    9.43   10.34   13.13
Russell 2500 Growth..........................  (10.83)   5.17    6.60    9.49
Russell Midcap...............................   (5.62)   6.50   11.40   13.58
Russell Midcap Growth........................  (20.15)   2.16    9.02   11.10
Standard & Poor's 500 Composite Stock Price..  (11.88)  (1.03)  10.70   12.93

--------

* The performance of the Aggressive Equity, Emerging Markets, Equity, Multi-Strategy, Large-Cap Core, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Large-Cap Core Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the Large-Cap Core Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.





                           TAX DEFERRED ACCUMULATION

  In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current ordinary income basis. The chart portrays accumulation of a $10,000 investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 36%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any management fees or other expenses. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of each Variable Account's average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account's Accumulated Value), the annual Maintenance Fee of $30, any Transfer Fee (equal to $10.00 per transfer for the thirteenth and subsequent transfers occurring during a Contract year), any charge for the optional GPA Rider (equal to a maximum annual rate of 0.10% average daily Account Value) or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to Premium Payments that are two years old or less, 5% of the amount withdrawn attributable to Premium Payments that are three years old, 4% of the amount withdrawn attributable to Premium Payments that are four years old, 3% of the amount withdrawn attributable to Premium Payments that are five years old, and 0% of the amount withdrawn attributable to Premium Payments that are six years old or older. Each Investment is considered one year old in the Contract year it is received by us and increases in Age by one on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your Premium Payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 36% tax rate on the amount in excess of the Premium Payments.


  The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different assets and taxpayers from the 36% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

        $10,000 investment at annual rates of 0%, 4% and 8% taxed @ 36%

                       [TAX DEFERRAL GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACT

Pacific Select Distributors, Inc. (PSD)

  Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2001, 2000, and 1999 was $22,217,883, $33,892,342, and $33,075,489,
respectively, of which $0 was retained.

                        GENERAL INFORMATION AND HISTORY

  For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the "Contract"), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

Dollar Cost Averaging Option

  We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

  Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

  You may request Dollar Cost Averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging request will not be considered complete until the Contract Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After we have received a Dollar Cost Averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. (The minimum amount or percentages that may be transferred to any one Variable Account is $50). After the Free Look Period, the first transfer will be effected on the Contract's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a Dollar Cost Averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this Option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Portfolio Rebalancing Option

  Portfolio rebalancing allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract's Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account's investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

  You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. You may specify a date for the first rebalance, or we will treat the request as if you selected the request's effective date. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Safekeeping of Assets

  We are responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of our general account and our other separate accounts.

Dividends

  The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to the Contract's Accumulated Value. If no election is made by you, the dividend will be added to the Accumulated Value. We will allocate any dividend to Accumulated Value in accordance with your most recent premium allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

Misstatements

  If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct age or sex (unless unisex rates apply).


  Additionally, we may require proof of the Annuitant's or Owner's age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant's or Owner's correct age or sex.

                             FINANCIAL STATEMENTS

  The statement of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.


                             INDEPENDENT AUDITORS

  The consolidated financial statements of Pacific Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27   $     11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808   $    635   $    396    $17,047
                                  ========================================
    Total equity securities       $   255   $     20   $      9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           641         55   $      1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037   $    445   $    346    $15,136
                                  ========================================
    Total equity securities       $   173   $     18   $     12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                                  Years Ended December 31,
                                                    2001    2000    1999
                                                  ------------------------
                                                       (In Millions)
        Fixed maturity securities                   $1,118  $1,109  $1,030
        Equity securities                                5      13      15
        Mortgage loans                                 206     230     208
        Real estate                                     64      61      46
        Policy loans                                   202     182     159
        Other                                          172     218     166
                                                  ------------------------
        Gross investment income                      1,767   1,813   1,624
        Investment expense                             139     130     114
                                                  ------------------------
        Net investment income                       $1,628  $1,683  $1,510
                                                  ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                            Years Ended
                                                            December 31,
                                                          2001    2000  1999
                                                          ------------------
                                                           (In Millions)
        Fixed maturity securities                         $(45) $    2  $16
        Equity securities                                   31     (13)  58
        Mortgage loans                                               6    7
        Real estate                                          9      (3)  18
        Interest in PIMCO Advisors (Note 1)                      1,082
        Other investments                                   (9)    (77)
                                                          -----------------
        Total                                             $(14) $  997  $99
                                                          =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                          December 31,
                                                        2001  2000     1999
                                                        -------------------
                                                          (In Millions)
        Available for sale securities:
          Fixed maturity                                $140  $477  $  (925)
          Equity                                           5   (20)    (157)
                                                        -------------------
        Total                                           $145  $457  $(1,082)
                                                        ===================
        Trading securities                              $(17) $  6  $     0
                                                        ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                          2001      2000
                                  --------------------------
                                        (In Millions)
          Balance at January 1            $130          $116
          Incurred related to:
            Current year                   569           395
            Prior years                    (12)          (19)
                                  --------------------------
          Total incurred                   557           376
                                  --------------------------
          Paid related to:
            Current year                   448           297
            Prior years                     80            65
                                  --------------------------
          Total paid                       528           362
                                  --------------------------
          Balance at December 31          $159          $130
                                  ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                  Years Ended December 31,
                                                     2001      2000     1999
                                                 ---------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                 ---------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                 ---------------------------
    Total                                            $51       $458     $144
                                                 ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                             2001    2000
                                                            --------------
                                                            (In Millions)
        Deferred tax assets
          Policyholder reserves                             $  177   $ 184
          Investment valuation                                  99      92
          Deferred compensation                                 40      35
          Low income housing credit carryover                   31
          Duration hedging                                      18      18
          Partnership income                                    10
          Dividends                                              7       7
          Postretirement benefits                                6       8
          Other                                                  5      22
                                                            --------------
        Total deferred tax assets                              393     366
                                                            --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors
           units (Note 1)                                     (429)   (429)
          Deferred policy acquisition costs                   (200)   (101)
          Partnership income                                           (16)
          Depreciation                                          (2)     (2)
                                                            --------------
        Total deferred tax liabilities                        (631)   (548)
                                                            --------------
        Net deferred tax liability from operations            (238)   (182)
        Deferred taxes on World-Wide (Note 4)                          (11)
        Deferred taxes on OCI                                 (159)    (23)
                                                            --------------
        Net deferred tax liability                          $ (397)  $(216)
                                                            ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                      Years Ended December 31,
                                                        2001      2000     1999
                                                      ----------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                      ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                      ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain
   (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                 Years Ended December 31,
                                                  2001      2000      1999
                                                ----------------------------
                                                      (In Millions)
        Service cost - benefits earned during
         the year                                   $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                   12        12        11
        Expected return on plan assets               (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                           (1)       (4)       (2)
                                                ----------------------------
        Net periodic pension expense (benefit)      $  7      $ (3)     $ (2)
                                                ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001,
   2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ---------------------------------------------------------------------------

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Part A:

                    Part B:

                    (1)  Registrant's Financial Statements

                    Audited Financial Statements dated as of December 31, 2001 which are incorporated by reference from the 2001 Annual Report include the following for Pacific Select Variable Annuity Separate Account:


                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Notes to Financial Statements

                    (2)  Depositor's Financial Statements

                    Audited Consolidated Financial Statements dated as of December 31, 2001 and 2000 and for the three year period ended December 31, 2001, included in Part B include the following for Pacific Life:


                         Independent Auditor's Report
                         Consolidated Statements of Financial Condition Consolidated Statements of Operations
                         Consolidated Statements of Stockholder's Equity Consolidated Statements of Cash Flows
                         Notes to Consolidated Financial Statements

               (b)  Exhibits

                    1.  (a)  Resolution of the Board of Directors of the
                             Depositor authorizing establishment of Separate Accounts and Memorandum establishing Pacific Select Variable Annuity Separate Account./1/

                        (b) Memorandum dated October 1, 1993 authorizing establishment of Growth LT Variable Account./1/

                        (c) Memorandum dated September 16, 1994 authorizing
                            establishment of Equity and Bond and Income Variable Accounts/1/

                        (d) Memorandum Establishing Two New Variable Accounts -
                            Aggressive Equity and Emerging Markets
                            Portfolios/1/

                        (e) Resolution of the Board of Directors of Pacific Life
                            Insurance Company authorizing conformity to the terms of the current Bylaws/3/

                    2.      Not applicable

                    3.  (a) Distribution Agreement between Pacific Mutual Life and Pacific Select Distributors Inc. (PSD)/1/

                        (b) Form of Selling Agreement between Pacific Mutual
                            Life, PSD and Various Broker-Dealers/1/

                    4.  (a) Form of Individual Flexible Premium Variable
                            Accumulation Deferred Annuity Contract, Form 90-53
                            /1/

                        (b) Guaranteed Death Benefit Rider/1/

                        (c) Individual Retirement Annuity Rider
                            (Form No. 20-15400)


                        (d) Pension Plan Rider/1/

                        (e) Required Distributions for Compliance with Section
                            72(S) Rider/1/

                        (f) Endorsement (Preauthorized Withdrawal Feature)/1/

                        (g) Endorsement (Distribution of In-Kind Securities)/1/

                        (h) Free Look Sticker ST-43/1/

                        (i) Minimum Guaranteed Death Benefit and Terminal
                            Illness Waiver Endorsement E-93-9053/1/

                        (j) Changes to Contract Endorsement E1-95-9053/1/

                        (k) Required Distributions for Compliance with Section
                            72(S) of the Internal Revenue Code of 1986, amended (the Code) Rider R72S-9553/1/

                        (l) 403(b) Tax Sheltered Annuity Rider


                        (m) Section 457 Plan Rider R-95-457/1/

                        (n) Qualified Plan Loan Endorsement/1/

                        (o) Roth Individual Retirement Annuity Rider
                            (Form No. 20-14000)


                        (p) SIMPLE Individual Retirement Annuity Rider
                            (Form No. 20-15300)


                        (q) Form of Guaranteed Protection Advantage (GPA) Rider
                            (Form No. 20-16200)/9/


                        (r) Qualified Retirement Plan Rider


                    5.  (a) Application Form for Individual Flexible Premium
                            Variable/3/

                         Deferred Annuity Contract, Form AP9230-1/1/


                         (b) Form of Guaranteed Protection Advantage Rider Request (Form No. 55-16600)/9/

                   6.    (a)  Articles of Incorporation of Pacific Life/3/

                         (b)  By-laws of Pacific Life/3/

                   7.    Not applicable

                   8.    (a)  Fund Participation Agreement/8/

                         (b) Addendum to the Fund Participation Agreement (to add the Strategic Value and Focused 30 Portfolios) /8/

                         (c) Addendum to the Fund Participation Agreement (to add nine new Portfolios)/8/

                         (d) Addendum to the Fund Participation Agreement (to add the Equity Income and Research Portfolios)


                   9. Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered/1/

                  10.    (a)  Independent Auditors' Consent


                         (b)  Consent of Dechert Price & Rhoads/1/

                  11.    Not applicable

                  12.    Not applicable

                  13.    Performance Calculations


                  14.    Not applicable

                  15.    Powers of Attorney


                  16.    Not applicable


/1/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

/2/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0001017062-97-000782 filed on April 29, 1997 and incorporated by reference herein.

/3/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein.

/4/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0001017062-99-000770 filed on April 30, 1999 and incorporated by reference herein.

/5/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0001017062-00-000580 filed on February 29, 2000 and incorporated by reference herein.

/6/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0001017062-00-000956 filed on April 21, 2000 and incorporated by reference herein.

/7/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0001017062-00-002451 filed on December 7, 2000 and incorporated by reference herein.

/8/ Included in Registrant's Form N-4/B, File No. 033-32704, Accession No.
    0001017062-01-500102 filed on April 26, 2001 and incorporated by reference herein.

/9/ Included in Registrant's Form N-4/A, File No. 033-32704, Accession No.
    0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein.

Item 25.  Directors and Officers of Pacific Life
          --------------------------------------

                            Positions and Offices
Name and Address            with Pacific Life
----------------            ---------------------

Thomas C. Sutton            Director, Chairman of the Board, and
                            Chief Executive Officer

Glenn S. Schafer            Director and President

Khanh T. Tran               Director, Executive Vice President and Chief
                            Financial Officer

David R. Carmichael         Director, Senior Vice President and General
                            Counsel

Audrey L. Milfs             Director, Vice President and Corporate
                            Secretary

Edward R. Byrd              Vice President and Controller

Brian D. Klemens            Vice President and Treasurer

Gerald W. Robinson          Executive Vice President

___________________________________

The address for each of the persons listed above is as follows:

          700 Newport Center Drive
          Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Variable Annuity Separate Account

          The following is an explanation of the organization chart of Pacific Life's subsidiaries:

                   PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                     LEGAL STRUCTURE


          Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company), Pacific Select Distributors, Inc., and World-Wide Holdings Limited (a United Kingdom Corporation). Pacific Life also has a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Asset Management LLC owns PMRealty Advisors Inc. and Pacific Financial Products Inc. (a Delaware Corporation) and has a non-managing membership interest in Allianz-PacLife Partners LLC ( a Delaware Limited Liability Company), Pacific Financial Products, Inc. and Allianz-PacLife Partners LLC own the Class E units of PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc. include: Associated Financial Group, Inc. along with its subsidiary Associated Securities Corporation; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings Limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.


Item 27.  Number of Contractholders
          -------------------------

          Approximately 25,013        Qualified
                        32,558        Non-Qualified

Item 28. Indemnification
         ---------------

     (a) The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

         Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

         PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

     (b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

         Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

         Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29. Principal Underwriters
         ----------------------

     (a) PSD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Separate Account A, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Life and Annuity Select Exec Separate Account, Pacific Life and Annuity Separate Account A, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, and Pacific Select Fund.

     (b) For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

         (c) PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records
         --------------------------------

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services
          -------------------

          Not applicable

Item 32.  Undertakings
          ------------

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations
--------------------------

          (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
              Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

          (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program and the provisions of paragraphs (a)-(d) of the Rule have been complied with.

          (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 30th day of April, 2002.


                PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (Registrant)

                BY:  PACIFIC LIFE INSURANCE COMPANY

                BY:  __________________________________
                     Thomas C. Sutton*
                     Chairman and Chief Executive Officer

                BY:  PACIFIC LIFE INSURANCE COMPANY
                             (Depositor)

                BY:  __________________________________
                     Thomas C. Sutton*
                     Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                           Title                        Date

____________________    Director, Chairman of the Board     April 30, 2002
Thomas C. Sutton*       and Chief Executive Officer

____________________    Director and President              April 30, 2002
Glenn S. Schafer*

____________________    Director, Executive Vice            April 30, 2002
Khanh T. Tran*          President and Chief Financial
                        Officer

____________________    Director, Senior Vice               April 30, 2002
David R. Carmichael*    President and General Counsel

____________________    Director, Vice President and        April 30, 2002
Audrey L. Milfs*        Corporate Secretary

____________________    Vice President and Controller       April 30, 2002
Edward R. Byrd*

____________________    Vice President and Treasurer        April 30, 2002
Brian D. Klemens*

____________________    Executive Vice President            April 30, 2002
Gerald W. Robinson*


*BY:  /s/ David R. Carmichael                               April 30, 2002
      ________________________
      David R. Carmichael
      as attorney-in-fact


(Powers of Attorney are contained in this Post-Effective Amendment No. 20 of the Registration Statement filed on Form N-4, as Exhibit 15.)